Exhibit 10.16

EXECUTION COPY

SERIES B NOTE PURCHASE AGREEMENT

THIS SERIES B NOTE PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of this 19th day of January, 2007 (the “Execution Date”) by and among Storm Cat Energy Corporation, a company incorporated under the laws of the Province of British Columbia, Canada (the “Company”), and each of the purchasers set forth on Schedule I affixed hereto (each a “Purchaser” and collectively the “Purchasers”).

Recitals:

A.            The Company is engaged in the exploration and development of large unconventional gas reserves from fractured shales, coal beds and tight sand formations and is seeking capital to fund its drilling program and repay its existing mezzanine debt;

B.            The Company desires to sell and issue to each Purchaser, and each Purchaser desires to purchase from the Company, upon the terms and conditions stated in this Agreement, the Series B Subordinated Convertible Notes due March 31, 2012 (the “Notes”) in the aggregate principal amount of US$31,660,000, substantially in the form attached hereto as Exhibit A (the “Private Placement”);

C.            The Company has engaged Banc of America Securities LLC, Coker & Palmer, Inc. and First Albany Capital Inc. as its placement agents (the “Placement Agents”) for the Private Placement on a “best efforts” basis;

D.            The Notes shall be convertible into the Company’s common shares, without par value per share (the “Common Shares”) and contemporaneous with the purchase and sale of the Notes, the parties hereto will enter into a Convertible Notes Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Common Shares issuable upon conversion of the Notes under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “1933 Act”), and applicable state securities laws;

E.             Concurrently with this Private Placement, the Company intends to commence an offering of Series A Subordinated Convertible Notes due March 31, 2012 (the “Series A Notes”) in the aggregate principal amount of US$18,535,000 (the “Series A Note Offering”);

F.             The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the 1933 Act, and in reliance on the exemption from Canadian prospectus and registration requirements contained in Canadian National Instrument 45-106 as adopted by the British Columbia Securities Commission, the Alberta Securities Commission and the Ontario Securities Commission (“NI 45-106”); and

G.            The parties desire to set forth the terms and conditions of and to provide for the issuance by the Company of the Notes as described herein.

NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.             Definitions.  In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth in this Section 1:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly Controls, is Controlled by, or is under common Control with, such Person.

“Allocation Percentage” means a fraction, the numerator of which is the aggregate principal amount of Notes issued to a Purchaser on the Closing Date and the denominator of which is the aggregate principal amount of all Notes issued on the Closing Date.

“AMEX” means the American Stock Exchange.

“Approved Shares Plan” means any employee benefit plan currently existing or hereinafter created which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, consultant, officer or director for services provided to the Company.

“Bloomberg” means Bloomberg Financial Markets.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Capital Shares” means: (1)  in the case of a corporation, corporate stock; (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;  (3) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Common Shares in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

“Change of Control Prepayment Premium” means (i) for Change of Control Notice delivered or required to be delivered in connection with a Change of Control prior to the first (1st) anniversary of the Closing Date, 115%, (ii) for Change of Control Notice delivered or required to be delivered in connection with a Change of Control on or following the first (1st) anniversary of the Closing Date but prior to the second (2nd) anniversary of the Closing Date,

112%, and (iii) for any Change of Control Notice delivered or required to be delivered in connection with a Change of Control on or following the second (2nd) anniversary of the Closing Date, 110%.

“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price then the last trade price of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).  If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Requisite Holders.  If the Company and the Requisite Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 4.1(b)(iii).  All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Common Shares” has the meaning set forth in the Recitals, and also includes any securities into which the Common Shares may be reclassified, which in all cases shall be prescribed securities under Regulation 6208 of the Income Tax Act (Canada).

“Company’s Knowledge” means the actual knowledge of the officers of the Company, after reasonable due inquiry and investigation.

“Confidential Information” means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Conversion Amount” means the sum of (1) accrued interest since the last payment of interest and Additional Amounts, if any, and (2) the aggregate principal amount of the Note being converted or redeemed.

“Conversion Price” means US$1.17, subject to adjustment as provided herein.

“Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for Common Shares.

“Cumulative Dividend Adjustment” means, for each Note, as of any date of determination, the sum of all Dividend Adjustments for such Note made in respect of all dividends or distributions declared or paid on the Common Shares (other than a dividend or distribution in Common Shares) prior to such date of determination.

“Dividend Adjustment” means, for each Note, an amount equal to the quotient of (x) the aggregate amount of any dividend or distribution (other than a dividend or distribution in Common Shares) that the Purchaser of such Note would have received had such Purchaser converted the entire amount of such Note into Common Shares at the Conversion Rate in effect immediately prior to the record date for such dividend or distribution, divided by (y) the average of the Weighted Average Price of the Common Shares for the five consecutive Trading Days ended on such record date.

“Eligible Market” means the TSX, New York Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market.

“Equity Conditions” means:  (i) on each day during the period beginning six (6) months prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), either (x) the Registration Statement (as defined in the Registration Rights Agreement) filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all of the Registrable Securities in accordance with the terms of the Registration Rights Agreement or (y) all Common Shares issuable upon conversion of the Notes shall be eligible for sale without restriction and without the need for registration under any applicable federal or state securities laws; (ii) on each day during the Equity Conditions Measuring Period, the Common Shares are designated for quotation on a Principal Market or any applicable Eligible Market and shall not have been suspended from trading on such exchange or market (other than suspensions of not more than three (3) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall proceedings for such delisting or suspension be pending or threatened in writing by such exchange or market nor shall such proceeding have been commenced as a result of falling below the minimum listing maintenance requirements of such exchange or market; (iii) on each day during the Equity Conditions Measuring Period, the Company shall have delivered Common Shares upon conversion of the Notes to the Purchasers on a timely basis as set forth in Section 4.1(b)(ii) hereof, respectively; (iv) any applicable Common Shares to be issued in connection with the event requiring determination may be issued in full without violating Section 4.5 hereof or the rules or regulations of the exchange or market upon which the Company’s Common Shares are then listed or quoted and from and after the Shareholder Meeting Deadline, the Company shall have obtained the Shareholder Approval; (v) during the Equity Conditions Measuring Period, the Company shall not have failed to timely make any payments within five (5) Business Days of when such payment is due pursuant to any Note Document; (vi) during the Equity Conditions Measuring Period, there shall not have occurred either (A) the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated or (B) a Event of Default or an event that with the passage of time or giving of notice would constitute a Event of Default; (vii) the Company shall have no knowledge of any fact that would cause (x) the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of at least all of the Registrable Securities in accordance with the terms of the Registration Rights Agreement or (y) any Common Shares issuable upon conversion of the Notes not to be eligible for sale without restriction pursuant to Rule 144(k) and any applicable state or Canadian provincial securities laws; and (viii) the Company otherwise shall have been in material compliance with and shall not have materially breached any provision, covenant, representation or warranty of any Note Document.

“Equity Interests” means Capital Shares and all warrants, options or other rights to acquire Capital Shares.

“Excluded Securities” means any Common Shares issued or issuable or deemed to be issued in accordance with Section 4.4 hereof by the Company: (i) in connection with any Approved Shares Plan; (ii) upon conversion of the Notes; (iii) upon conversion of the Series A Notes; (iv) upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the day immediately preceding the Execution Date, provided that such issuance of Common Shares upon exercise of such Options or Convertible Securities is made pursuant to the terms of such Options or Convertible Securities in effect on the date immediately preceding the Execution Date and such Options or Convertible Securities are not amended, modified or changed on or after the Execution Date; and (v) in connection with any stock split, stock dividend, recapitalization or similar transaction by the Company for which adjustment is made pursuant to Section 4.4(b).

“Fundamental Transaction” means that the Company shall (or in the case of clause (v) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act)), directly or indirectly, in one or more related transactions, (i) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (ii) allow another Person or Persons (other than a Person or Persons already holding more than 50% of the aggregate ordinary voting power represented by issued and outstanding common shares) to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Voting Shares (not including any shares of Voting Shares held by the Person or Persons making or party to, or associated or Affiliated with the Person or Persons making or party to, such purchase, tender or exchange offer), or (iii) consummate a share purchase agreement or other business combination (including, without limitation, a merger, consolidation, reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Voting Shares (not including any shares of Voting Shares held by the other Person or other Persons making or party to, or associated or Affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (iv) reorganize, recapitalize or reclassify its Common Shares, or (v) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Shares.

“Indebtedness” means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all contingent obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

“Intellectual Property” means all of the following: (i) patents and patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights; (iv) registrations, applications and renewals for any of the foregoing; (v) Confidential Information; and (vi) computer software (including, but not limited to, data, data bases and documentation).

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), or business of the Company or any Subsidiary; or (ii) the ability of the Company to issue and sell the securities contemplated hereby and to perform its obligations under the Note Documents.

“Material Contract” means any contract of the Company or any Subsidiary that was actually filed, or required to be filed, (i) as an exhibit to the SEC Filings pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K; or (ii) with the securities regulatory authorities in the provinces and territories of Canada through the System for Electronic Document Analysis and Retrieval (“SEDAR”) under applicable Canadian securities laws.

“Maturity Date” means, with respect to each Note, March 31, 2012.

“Note” or “Notes” has the meaning set forth in the Recitals, and also includes any securities into which the Notes may be reclassified.

“Note Documents” means this Agreement, the Notes, the Subordination Agreement and the Registration Rights Agreement.

“Options” means any rights, warrants or options to subscribe for or purchase Common Shares or Convertible Securities.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agents Agreement” means that certain Letter Agreement, dated as of November 17, 2006, by and among the Company, Banc of America Securities LLC, and Coker & Palmer, Inc., as amended on November 22, 2006, to join First Albany Capital Inc. and to amend the terms of compensation to be paid to the Placement Agents.

“Principal Market” means AMEX, or if the Common Shares are not traded on the Principal Market, an Eligible Market.

“Redemption Date” means any Event of Default Redemption Date and any Change of Control Redemption Date.

“Requisite Holders” means, with respect to any consent, vote or other action, (i) prior to the Closing Date (as defined in Section 2.2), the Purchasers who have subscribed to purchase a majority of the aggregate principal amount of the Notes; and (ii) following the Closing Date, the Purchasers holding a majority of the aggregate principal amount of the Notes then outstanding.

“SEC Filings” has the meaning set forth in Section 5.7.

“SEDAR Filings” has the meaning set forth in Section 5.7.

“Senior Debt” means the principal of (and premium, if any), interest on, and all fees and other amounts (including, without limitation, any out-of-pocket costs, enforcement expenses (including out-of-pocket legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations relating thereto) whether now or hereafter outstanding and payable by Company and/or its Subsidiaries under or in connection with the (i) Credit Agreement, dated as of July 28, 2006, as amended by the First Amendment to Credit Agreement dated as of August 29, 2006, among the Company, Storm Cat Energy (USA) Corporation, a Colorado corporation, various financial institutions party thereto as lenders and JPMorgan Chase Bank, N.A., as Global Administrative Agent, (ii) Credit Agreement, dated as of July 28, 2006, among the Company, various financial institutions party thereto as lenders, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, and JPMorgan Chase Bank, N.A., as Global Administrative Agent, as the same may be further amended, supplemented, restated, refinanced, or otherwise modified from time to time; and (iii) any other Indebtedness ranking senior in right of payment to the Notes incurred in the future by the Company.

“Series A Note Purchase Agreement” means that certain Series A Note Purchase Agreement, dated as  January 19, 2007, by and among the Company and each of the purchasers party thereto.

“Subordination Agreement” means that certain Subordination and Intercreditor Agreement, dated as of the Closing Date, among the Company, Storm Cat Energy (USA) Corporation, a Colorado corporation, JPMorgan Chase Bank, N.A., as Global Administrative

Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, and any other Person thereto.

“Subsidiary” of any Person means another Person, an amount of the voting securities of which, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which), is owned directly or indirectly by such first Person.

“Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any related penalty or interest).

“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under the Notes.

“TSX” means the Toronto Stock Exchange.

“Trading Day” means any day on which the Common Shares are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Shares, then on the principal securities exchange or securities market on which the Common Shares are then traded; provided that “Trading Day” shall not include any day on which the Common Shares are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Shares are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

“Voting Shares” of a Person means Capital Shares of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Shares of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

“Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York City Time, and ending at 4:00:00 p.m., New York City Time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City Time, and ending at 4:00:00 p.m., New York City Time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).  If the Weighted Average

Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Requisite Holders.  If the Company and the Requisite Holders are unable to agree upon the fair market value of the Common Shares, then such dispute shall be resolved pursuant to Section 4.1(b)(iii) below with the term “Weighted Average Price” being substituted for the term “Closing Sale Price.” All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.             Purchase and Sale of the Notes; Closing.

2.1           Purchase and Sale of the Notes.  The Company has duly authorized US$31,660,000 in aggregate principal amount of the Notes, for issuance to the Purchasers on the terms and subject to the conditions set forth in this Agreement, and will be in substantially the form of Exhibit A attached hereto, with such changes thereto, if any, as may be approved by the Requisite Holders.  Subject to the terms and conditions of this Agreement, on the Closing Date (as defined below), each of the Purchasers shall severally, and not jointly, purchase, and the Company shall sell and issue to the Purchasers, the Notes in the respective amounts set forth opposite the Purchasers’ names on Schedule I attached hereto in exchange for the cash consideration set forth opposite their respective names on Schedule I.

2.2           Closing.

(a)           The closing (the “Closing”) of the purchase and sale of the Notes to the Purchasers shall take place at the offices of King & Spalding LLP, 1185 Avenue of the Americas, New York, New York 10036, or at such other location and on such other date as the Company and the Requisite Holders shall mutually agree. The date and time of the Closing (the “Closing Date”) shall take place on 10:00 AM, Eastern Standard Time, one (1) Business day following the confirmation that the conditions to Closing specified herein have been satisfied or duly waived by the Requisite Holders or the Company, as applicable (or such other time and date mutually agreed to by the Company and the Requisite Holders).

(b)           On the Closing Date, each Purchaser shall (i) pay by wire transfer of immediately available funds (U.S. dollars) an amount representing such Purchaser’s “Aggregate Purchase Price”, as set forth on such Purchaser’s signature page and opposite such Purchaser’s name on Schedule I attached hereto, in accordance with the Company written wire instructions set forth on Schedule II attached hereto; and (ii) deliver to the Placement Agents and the Company a duly executed counterpart to the Registration Rights Agreement and Subordination Agreement.

(c)           On the Closing Date, (i) the Company shall deliver to the King & Spalding LLP, in trust, the Notes, registered in such name or names and such denomination or denominations as the Purchasers may designate, with instructions that such Notes are to be held for release to the Purchasers only upon payment in full of the Aggregate Purchase Price to the

Company and (ii) the Company shall wire in immediately available funds following receipt of the Aggregate Purchase Price (A) the Cash Placement Agents Fee to the Placement Agents and (C) the Placement Agents Counsel Fees to King & Spalding LLP and Osler, Hoskin & Harcourt LLP (collectively, “Placement Agents Counsel”).

3.             Interest and Repayment.  With respect to each Note:

3.1.          Interest on the Notes.  Interest will accrue on the Notes from and including the issue date until such principal is paid in full (whether at maturity or by redemption or conversion) and be payable in arrears on each of March 31, June 30, September 30, December 31 of each year, commencing June 30, 2007, and on the date on which such principal is repaid in full (whether at maturity or by redemption or conversion).  The Notes will bear interest on the outstanding principal amount thereof at a rate equal to 9 1/4% per annum.  Each payment of principal or interest on the Notes will be made to each Purchaser by certified or bank cashier’s check or wire transfer of immediately available funds, at such address or to such account as such Purchaser specifies in writing to the Company at least five Business Days before such payment is to be made.

3.2.          Interest after Maturity.  In the event the Company shall fail to make any payment of the principal amount of, or interest on, any Note when due, the Company shall pay interest on such unpaid amount, payable from time to time on demand, from the date such amount shall have become due to the date of payment thereof (after as well as before judgment), accruing on a daily basis, at a per annum rate of 12%.

3.3.          Payments and Computations.

(a)           The Company will pay all sums becoming due on each Note for interest or principal, without the presentation or surrender of the Note or the making of any notation thereon, except that if a Note is paid in full (either in cash or upon conversion), following such payment, the Note shall be surrendered to the Company at their principal office for cancellation.

(b)           Interest on each Note shall be calculated for the actual number of days (including the first day but excluding the last day of any relevant period) elapsed and shall be computed on the basis of a 360-day year of twelve 30-day months.  Each interest rate which is calculated under this Agreement and the Note on any basis other than the actual number of days in a calendar year (the “deemed interest period”) is, for purposes of the Interest Act (Canada), equivalent to a yearly rate calculated by dividing such interest rate by the number of day in the deemed interest period, then multiplying such result by the actual number of days in the calendar year (365 or 366).

(c)           If a payment date is not a Business Day at a place of payment, then (notwithstanding any other provision of this Agreement or the Notes) payment of interest, premium or principal otherwise due on such date shall instead be made at that place on the next succeeding Business Day and no interest shall accrue on such payment for the intervening period.

3.4.          Payment at Maturity or Upon Conversion.

(a)           The outstanding principal amount of each Note, together with any accrued interest thereon, shall be due and payable in full in cash on the earlier of:  (i) the Maturity Date, or (ii) such other date as the Note becomes due and payable or purchasable pursuant to this Agreement.  Payment of principal on the Notes will be made to each Purchaser by certified or bank cashier’s check or wire transfer of immediately available funds, at such address and to such account as the Purchaser shall specify in writing to the Company at least five Business Days before such payment is to be made.

(b)           Upon any conversion of any Note in accordance with the terms of Section 4 hereunder, the Conversion Amount shall be converted into a number of whole Common Shares at the Conversion Rate (as defined below), with any fractional shares that may result treated in the manner set forth in Section 4.1(a) of this Agreement.

4.             Conversion of Notes.  The Notes shall be convertible into Common Shares on the terms and conditions set forth in this Section 4.

4.1.          Purchaser’s Conversion Right.  Subject to the provisions of Section 4.5, at any time or times on or after the Closing Date, any Purchaser shall be entitled to convert the Conversion Amount into fully paid and nonassessable Common Shares in accordance with Section 4.1(a) at the Conversion Rate (as defined below):

(a)           Conversion.  The number of Common Shares issuable upon conversion of each Note pursuant to this Section 4.1 shall be determined according to the following formula (the “Conversion Rate”):

(Conversion Amount/Conversion Price) + the Cumulative Dividend Adjustment for that Note

No fractional Common Shares are to be issued upon the conversion of any Note, but rather the Company, at its option, shall either (a) round up such fraction to the nearest whole share, or (b) pay an amount in cash equal to the product of (i) such fraction, multiplied by (ii) the Closing Sale Price of a Common Share on the date of the Conversion Notice (as defined below), computed to the nearest whole cent, in lieu of issuing a fractional share.

(b)           Mechanics of Conversion.  The conversion of Notes shall be conducted in the following manner:

(i)            Purchaser’s Delivery Requirements.  To convert Notes into Common Shares on any date (a “Conversion Date”), the Purchaser shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York City Time, on such date, a copy of a properly completed notice of conversion executed by the registered Purchaser of the Notes subject to such conversion in the form attached hereto as Exhibit C (the “Conversion Notice”) to the Company and the Company’s designated transfer agent (the “Transfer Agent”) and (B) surrender to a common carrier for delivery to the Company as soon as practicable following such date the original Notes being converted (or compliance with the procedures set forth in Section 10.3).

(ii)           Company’s Response.  Upon receipt by the Company of copy of the later of a Conversion Notice and the original Note, the Company shall (I) as soon as practicable, but in any event within two (2) Trading Days, send, via facsimile, a confirmation of receipt of such Conversion Notice to such Purchaser and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein and (II) on or before the third (3rd) Trading Day following the date of receipt by the Company of the later of such Conversion Notice and the original Note (the “Share Delivery Date”), (A) provided the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program and the Registration Statement (as defined in the Registration Rights Agreement) upon which the Common Shares issuable upon conversion of the Notes has been declared effective by the SEC, credit such aggregate number of Common Shares to which the Purchaser shall be entitled to the Purchaser’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (B) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Purchaser or its designee, for the number of Common Shares to which the Purchaser shall be entitled.  If the aggregate principal amount of the Note that is being converted in accordance with the Conversion Note is less than that aggregate principal amount of such Note being converted, then the Company shall, as soon as practicable and in no event later than three (3) Business Days after receipt of the original Note  (the “Note Delivery Date”) and at its own expense, issue and deliver to the Purchaser a new Note representing the aggregate principal amount of the Note not converted.

(iii)          Dispute Resolution.  In the case of a dispute as to the determination of the Closing Sale Price or the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the Purchaser the number of Common Shares that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Purchaser via facsimile within two (2) Business Days of receipt of such Purchaser’s Conversion Notice or other date of determination.  If such Purchaser and the Company are unable to agree upon the determination of the Closing Sale Price or arithmetic calculation of the Conversion Rate within two (2) Business Days of such disputed determination or arithmetic calculation being transmitted to the Purchaser, then the Company shall within two (2) Business Days submit via facsimile (A) the disputed determination of the Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the Requisite Holders or (B) the disputed arithmetic calculation of the Conversion Rate to the Company’s independent, outside accountant.  The Company shall cause, at the Company’s expense, the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Purchasers of the results no later than two (2) Business Days from the time it receives the disputed determinations or calculations.  Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent error.

(iv)          Record Holder.  The Person or Persons entitled to receive the Common Shares issuable upon a conversion of Notes shall be treated for all purposes as the record holder or holders of such Common Shares on the Conversion Date.

(v)           Pro Rata Conversion; Disputes.  In the event the Company receives a Conversion Notice from more than one Purchaser for the same Conversion Date and the Company can convert some, but not all, of such Notes, the Company shall convert from each Purchaser electing to have Notes converted at such time a pro rata amount of such Purchaser’s Notes submitted for conversion based on the number of Notes submitted for conversion on such date by such Purchaser relative to the number of Notes submitted for conversion on such date.  In the event of a dispute as to the number of Common Shares issuable to a Purchaser in connection with a conversion of Notes, the Company shall issue to such Purchaser the number of Common Shares not in dispute and resolve such dispute in accordance with Section 4.1(b)(iii).

4.2.          Conversion at the Company’s Election.  On any date (the “Conversion Election Date”) after the eighteen (18) month anniversary of the Closing Date, so long as (A) the Equity Conditions shall have been satisfied or waived in writing by the applicable Purchaser from and including the date of the Company Conversion Election Notice (as defined below) through and including the Company Election Conversion Date (as defined below) and (B) on any twenty (20) out of thirty (30) consecutive Trading Days immediately preceding the date of the Company Conversion Election Notice, the Weighted Average Price of the Common Shares exceeds 175% of the Conversion Price (as adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period), the Company shall have the right, in its sole discretion, to require that some or all of the outstanding Notes be converted (the “Company Conversion Election”) at the applicable Conversion Rate; provided, however, that the Company may not consummate more than one (1) Company Conversion in any thirty (30) Trading Day period. The Company shall exercise its right to Company Conversion Election by providing each Purchaser written notice (“Company Conversion Notice”) by facsimile and overnight courier on the Conversion Election Date. The date on which each of such Purchasers actually receives the Company Conversion Election Notice is referred to herein as the “Company Conversion Election Notice Date.”  If the Company elects to require conversion of some, but not all, of such Notes then outstanding, the Company shall require conversion of an amount from each Purchaser equal to the product of (I) the total number of Notes which the Company has elected to convert multiplied by (II) such Purchaser’s Allocation Percentage (such amount with respect to each Purchaser of such Notes being referred to herein as its “Pro Rata Conversion Amount”). In the event that any initial Purchaser of the Notes shall sell or otherwise transfer any of such Purchaser’s Notes, the transferee shall be allocated a pro rata portion of such Purchaser’s Allocation Percentage. The Company Conversion Election Notice shall indicate (x) the aggregate principal amount of such Notes the Company has selected for conversion, (y) the date selected by the Company for conversion (the “Company Delivery Date”), which date shall be not less than twenty (20) Trading Days or more than sixty (60) Trading Days after the Company Conversion Election Notice Date, and (z) each Purchaser’s Pro Rata Conversion Amount. Subject to the satisfaction of all the conditions of this Section 4.2, on the Company Election Conversion Date each Purchaser of Notes selected for conversion will be deemed to have submitted a Conversion Notice in accordance with Section 4.1(b)(i) for a the aggregate principal amount of Notes equal to such Purchaser’s Pro Rata Conversion Amount. Notwithstanding the above, any Purchaser may convert such Notes selected for conversion hereunder which shall reduce such Purchaser’s Pro Rata Conversion Amount into Common Shares pursuant to Section 4.1 on or prior to the date immediately preceding the Company Election Conversion Date.

4.3.          Taxes.

(a)           Any and all payments made by the Company hereunder, including any amounts received on a conversion or redemption of the Notes and any amounts on account of interest payments or deemed interest payments, must be made by it without any Tax Deduction, unless a Tax Deduction is required by law.  If the Company is aware that it must make a Tax Deduction (or that there is a change in the rate or the basis of a Tax Deduction), it must notify the affected Purchasers promptly.

(b)           If a Tax Deduction is required by law to be made by the Company as it applies on the Closing Date and to the affected Purchaser or Purchasers according to their legal status and domicile as at the Closing Date, then the amount of the payment due from the Company will be increased to an amount which (after making the Tax Deduction including any Tax Deduction applicable to additional sums payable pursuant to this Section 4.3(b)) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required (“Additional Amount”).

(c)           If the Company is required to make a Tax Deduction, it must make the minimum Tax Deduction allowed by law and must make any payment required in connection with that Tax Deduction within the time allowed by law.  As soon as practicable after making a Tax Deduction or a payment required in connection with a Tax Deduction, the Company must deliver to the Purchaser any official receipt or form, if any, provided by or required by the taxing authority to whom the Tax Deduction was paid.

(d)           In the event that the Company fails to make a required Tax Deduction or fails to remit a Tax Deduction to the applicable taxing authority, the Company shall indemnify and hold harmless each Purchaser for the full amount of any taxes, interest payments and penalties assessed against such Purchaser, including the amount of any taxes payable by such Purchaser in respect of payments received pursuant to this Section 4.3(d).

(e)           In addition, the Company agrees to pay in accordance with applicable law any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or in connection with the execution, delivery, registration or performance of, or otherwise with respect to, the Notes (“Other Taxes”). As soon as practicable after making a payment of Other Taxes, the Company must deliver to such Purchaser any official receipt or form, if any, provided by or required by the taxing authority to whom the Tax Deduction was paid.

(f)            The obligations of the Company under this Section 4.3 shall survive the Maturity Date of the Notes and the payment for the Notes and all other amounts payable hereunder.

4.4.          Adjustments to Conversion Price. The Conversion Price will be subject to adjustment from time to time as provided in this Section 4.4.

(a)           Adjustment of Conversion Price upon Issuance of Common Shares. If and whenever on or after the Execution Date, the Company issues or sells, or in accordance with this Section 4.4(a) is deemed to have issued or sold, any Common Shares

(including the issuance or sale of Common Shares owned or held by or for the account of the Company, but excluding Common Shares deemed to have been issued or sold by the Company in connection with any Excluded Security) for a consideration per share (the “New Issuance Price”) less than the Conversion Price in effect immediately prior to such issue or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the product of (x) the Conversion Price in effect immediately prior to such issuance or sale, and (y) the following fraction:

N(0) + N(1)
---------------
N(0) + N(2)

where:

N(0) =         the number of Common Shares of the Company outstanding immediately prior to such Dilutive Issuance (without taking into account the conversion, exercise or exchange of any Convertible Securities, including the Notes);

N(1) =         the number of Common Shares of such the Company for which the aggregate consideration, if any, received or receivable by the Company for the total number of such additional Common Shares so issued, sold or deemed issued or sold in such dilutive issuance would be convertible or exchangeable at the Conversion Price for such Common Shares in effect immediately prior to such Dilutive Issuance; and

N(2) =         the number of such additional Common Shares of the Company so issued, sold or deemed issued or sold in such Dilutive Issuance.

For purposes of determining the adjusted Conversion Price under this Section 4.4(a), the following shall be applicable:

(i)            Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one Common Share is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Conversion Price in effect immediately prior to such issue or sale, then each such Common Share underlying such Option shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 4.4(a)(i), the “lowest price per share for which one Common Share is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one Common Share upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Share or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Shares upon conversion or exchange or exercise of such Convertible Securities.

(ii)           Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one Common Share is issuable upon such conversion or exchange or exercise thereof is less than the Conversion Price in effect immediately prior to such issue or sale, then each such Common Share underlying such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 4.4(a)(ii), the “lowest price per share for which one Common Share is issuable upon such conversion or exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one Common Share upon the issuance or sale of the Convertible Security and upon the conversion or exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Share upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 4.4(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(iii)          Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion,  exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Shares changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 4.4(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Execution Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Shares deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(iv)          Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01. If any Common Shares, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Shares, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt of such securities. If any Common Shares, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Shares, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Requisite Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within ten (10) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Requisite Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(v)           Record Date. If the Company takes a record of the holders of Common Shares for the purpose of entitling them (I) to receive a dividend or other distribution payable in Common Shares, Options or in Convertible Securities or (II) to subscribe for or purchase Common Shares, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(b)           Adjustment of Conversion Price upon Subdivision or Combination of Common Shares. If the Company at any time after the Execution Date subdivides (by any share split, share dividend, recapitalization or otherwise) its outstanding Common Shares into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time after the Execution Date combines (by combination, reverse share split or otherwise) its outstanding Common Shares into a smaller number of shares and the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(c)           Other Events. If any event occurs of the type contemplated by the provisions of this Section 4.4 but not expressly provided for by such provisions (including, without limitation, the granting of share appreciation rights, “phantom stock rights” or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Purchasers; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 4.4.

(d)           Notices.

(i)            Immediately upon any adjustment of the Conversion Price pursuant to Section 4.4, the Company will give written notice thereof to each Purchaser, setting forth in reasonable detail, and certifying, the calculation of such adjustment. In the case of a dispute as to the determination of such adjustment, then such dispute shall be resolved in accordance with the procedures set forth in Section 4.1(b)(iii).

(ii)           The Company will give written notice to each Purchaser at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Shares, (II) with respect to any pro rata subscription offer to holders of Common Shares or (III) for determining rights to vote with respect to any Fundamental Transaction, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Purchaser.

(iii)          The Company will also give written notice to each Purchaser at least ten (10) Business Days prior to the date on which any Fundamental Transaction will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Purchaser.

(e)           Additional Notes; Variable Securities; Dilutive Issuances. For so long as any Notes are outstanding, the Company will not, without the prior written consent of the Requisite Holders, issue any Notes and the Company shall not issue any other securities that would cause a breach or default under this Agreement other than those issued pursuant to the Series A Note Purchase Agreement. For so long as any Notes remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Shares or directly or indirectly convertible into or exchangeable or exercisable for Common Shares at a conversion, exchange or exercise price which varies or may vary after issuance with the market price of the Common Shares, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price with respect to the Common Shares into which any Notes are convertible.

4.5.          Limitation on Beneficial Ownership. The Company shall not effect any conversion of Notes, and no Purchaser shall have the right to convert any Notes, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Person’s Affiliates) would have acquired, through conversion of Notes or otherwise, beneficial ownership of a number of Common Shares that exceeds 9.99% (“Maximum Percentage”) of the number of Common Shares outstanding immediately after giving effect to such conversion.  For purposes of the foregoing, the number of Common Shares beneficially owned by a Person and its Affiliates shall include the number of Common Shares issuable upon conversion of the Notes with respect to which the determination of such sentence is being made, but shall exclude the number of Common Shares which would be issuable upon (A) conversion of the remaining, nonconverted Notes beneficially owned by such Person or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any other notes, preferred shares or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained in this Section beneficially owned by such Person or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4.5, beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. For purposes of this Section 4.5, in determining the number of outstanding Common Shares, a Purchaser may rely on the number of outstanding Common Shares as reflected in (1) the Company’s most recent Form 10-K, Form 10-KSB, Form 10-Q, Form 10-QSB or Form 8-K, as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or the Transfer Agent setting forth the number of Common Shares outstanding. For any reason at any time, upon the written request of any Purchaser, the Company shall within one (1) Business Day following the receipt of such notice, confirm orally and in writing to any such Purchaser the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Notes, by such Purchaser and its Affiliates since the date as of which such number of outstanding Common Shares was reported. By written notice to the Company, any Purchaser may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 19.99% nor below 9.99% as specified in such notice; provided, that (I) any such increase or decrease will not be effective until the sixty-first (61st) day after such written notice is delivered to the Company, and (II) any such increase or decrease will apply only to the Purchaser providing such written notice and not to any other Purchaser.

5.             Representations and Warranties of the Company.  The Company hereby represents and warrants to the Purchasers and the Placement Agents that, except as set forth in the schedules delivered herewith (collectively, the “Disclosure Schedules”):

5.1.          Organization, Good Standing and Qualification.  The Company is a company validly existing and in good standing under the Business Corporations Act (British Columbia) and has all requisite power and authority to carry on its business as now conducted and to own its properties.  Each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company and each Subsidiary is duly qualified to do business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or its leasing of property makes such qualification necessary, unless the failure to so qualify would have a Material Adverse Effect.  The Company is presently a reporting issuer in the Canadian provinces of British Columbia, Alberta and Ontario and is not in default of the applicable securities legislation of such provinces.

5.2.          Authorization.  The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and shareholders necessary for (i) the authorization, execution and delivery of the Note Documents; (ii) authorization of the performance of all obligations of the Company hereunder or thereunder; and (iii) the authorization, issuance and delivery of the Notes and the Common Shares upon conversion of the Notes in accordance with the terms thereof  The Note Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

5.3.          Capitalization.

(a)           Schedule 5.3 sets forth (i) the authorized capital shares of the Company on the date hereof, (ii) the number of capital shares issued and outstanding as of December 31, 2006, (iii) the number of capital shares issuable pursuant to the Company’s share plans as of December 31, 2006, and (iv) the number of capital shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any capital shares of the Company as of December 31, 2006.  All of the issued and outstanding Company capital shares have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights.  Other than the Purchasers upon Closing, no Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company.  Except as described on Schedule 5.3 or pursuant to this Agreement, (i) there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind and, except as contemplated by this Agreement, (ii) there are no outstanding debt securities, notes, indentures, credit agreements, or credit facilities of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, (iii) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (iv) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement, and (v) the Company is not currently in negotiations for the issuance of any equity securities of any kind.  Except as described on Schedule 5.3, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the security holders of the Company relating to the securities of the Company.  Except as described on Schedule 5.3, the Company has not granted any Person the right to require the Company to register any securities of the Company under the 1933 Act, or qualify the distribution of any securities of the Company by prospectus under any Canadian securities laws whether on a demand basis or in connection with the registration or qualification by prospectus of securities of the Company for its own account or for the account of any other Person, except as contemplated by the Registration Rights Agreement.

(b)           Except as described on Schedule 5.3 and in this Agreement, the issuance and sale of the Notes hereunder will not obligate the Company to issue Common Shares or other securities to any other Person (other than the Purchasers) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

(c)           Except as set forth on Schedule 5.3 and in this Agreement, the Company does not have outstanding shareholder purchase rights or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events or otherwise.

5.4.          Subsidiaries.  Schedule 5.4 sets forth the direct and indirect subsidiaries of the Company.  The Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all liens, encumbrances and restrictions, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, nonassessable and free of preemptive and similar rights.  The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.  Neither the Company nor any Subsidiary is party to any material joint venture, nor has any ownership interest in any other entity that is material to the Company and not disclosed in the SEC Filings and the SEDAR Filings.

5.5.          Valid Issuance.

(a)           The Notes have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all liens, encumbrances and restrictions, except for restrictions on transfer set forth in the Note Documents or imposed by applicable securities laws.

(b)           Upon conversion of the Notes in accordance with this Agreement, the Common Shares will be validly issued, fully paid and nonassessable free and clear of all encumbrances and restrictions, except for restrictions on transfers and preemptive rights set forth in the Note Documents or imposed by applicable securities laws. The Company has reserved sufficient number of Common Shares for issuance upon the conversion of the Notes, free and clear of all encumbrances and restrictions, except for restrictions on transfers and preemptive rights set forth  in the Note Documents or imposed by applicable securities laws.

5.6.          Consents.  The execution, delivery and performance by the Company of the Note Documents and the offer, issuance and sale of the Notes require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than those filings and consents set forth on Schedule 5.6, consents or filings that have already been obtained, filings with and approval by AMEX and TSX, the filings with the SEC of one or more registration statements in accordance with the Registration Rights Agreement, filings required by Section 12.7 hereof, and filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws and applicable laws of the securities regulatory authorities in the provinces and territories of Canada which the Company undertakes to file within the applicable time periods.

5.7.          Delivery of SEC Filings and SEDAR Filings; Business.  All reports and other documents filed by the Company since January 1, 2004 (i) pursuant to the 1934 Act through the SEC’s Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system and prior to the date hereof (collectively, the “SEC Filings”) and (ii) with the securities regulatory authorities in the provinces and territories of Canada through the System for Electronic Document Analysis and Retrieval and prior to the date hereof (collectively, the “SEDAR Filings”) are publicly available for viewing by Purchasers.  The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period and the SEDAR Filings are the only filings required of the Company pursuant to the laws, rules and regulations of the securities regulatory authorities in the provinces and territories of Canada for such period.

5.8.          Use of Proceeds.  The proceeds of the sale of the Notes hereunder shall be used by the Company to repay debt and for general corporate and working capital purposes.

5.9.          No Material Adverse Change.  Except as identified and described in the SEC Filings or the SEDAR Filings or as described on Schedule 5.9(a), since September 30, 2006, there has not been:

(a)           any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the

SEC Filings or the SEDAR Filings, except for changes in the ordinary course of business which would not have a Material Adverse Effect, individually or in the aggregate;

(b)           any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital shares of the Company, or any redemption or repurchase of any securities of the Company;

(c)           any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company;

(d)           any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;

(e)           any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company;

(f)            any change or amendment to the Company’s Notice of Articles and Articles or material change to any Material Contract by which the Company is bound or to which any of their respective assets or properties is subject;

(g)           any material labor difficulties or labor union organizing activities with respect to employees of the Company;

(h)           any transaction entered into by the Company other than in the ordinary course of business (other than as contemplated by the Note Documents);

(i)            the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company;

(j)            the loss or threatened loss of any customer which had or would have a Material Adverse Effect;

(k)           sold any assets, individually or in the aggregate, in excess of US$500,000 outside of the ordinary course of business;

(l)            had capital expenditures, individually or in the aggregate, in excess of US$1,500,000; or

(m)          any other event or condition of any character that had or would have a Material Adverse Effect; provided, however, any decline in the market price of the Company’s Common Shares as a result of the transactions contemplated by the Note Documents, the public announcement thereof, or change in the general economic or industry conditions shall not be deemed to be such an event or condition.

5.10.        SEC Filings; SEDAR Filings.  At the time of filing thereof, (i) the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act; and

(ii) the SEDAR Filings complied as to form in all material respects with the laws, rules and regulations of the securities regulatory authorities in the provinces and territories of Canada, and neither the SEC Filings nor the SEDAR Filings contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  The SEDAR Filings did not contain any “misrepresentation” within the meaning of Canadian securities laws.  The Company is not (with or without the lapse of time or the giving of notice, or both) in material breach or default of any Material Contract and, to the Company’s Knowledge, no other party to any Material Contract is (with or without the lapse of time or the giving of notice, or both) in material breach or default of any Material Contract.  The Company has not received any notice of the intention of any party to terminate any Material Contract.

5.11.        No Conflict, Breach, Violation or Default.  The execution, delivery and performance of the Note Documents by the Company and the issuance and sale of the Notes will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Notice of Articles and Articles, both as in effect on the date hereof, or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, each as in effect on the date hereof; or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) except as set forth on Schedule 5.11, any Material Contract to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of its assets or properties is subject.

5.12.        Tax Matters.  The Company and each of its Subsidiaries has timely prepared and filed all tax returns required to have been filed by the Company and each of its Subsidiaries with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by them, except to the extent being disputed in good faith or would not have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company nor, to the Company’s Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any foreign, federal, state or local taxing authority except for any assessment that is not material to the Company.  All taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due, except to the extent being disputed in good faith or would not have a Material Adverse Effect.  There are no tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company, any of its Subsidiaries or any of its assets or property.  Except as described on Schedule 5.12, there are no outstanding tax sharing agreements or other such arrangements between the Company or any Subsidiary and any other entity and neither the Company nor any Subsidiary is presently undergoing any audit by a taxing authority, or has waived or extended any statute of limitations at the request of any taking authority.

5.13.        Title to Properties.

(a)           Except as disclosed in the SEC Filings or the SEDAR Filings, each of the Company and its Subsidiaries has good title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects, except as would not individually or in the aggregate would have a Material Adverse Effect; and except as disclosed in the SEC Filings or the SEDAR Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them, except as would not individually or in the aggregate would have a Material Adverse Effect.

(b)           All interests in natural resource properties of the Company and its Subsidiaries as disclosed in the SEC Filings and the SEDAR Filings are in all material respects: (i) owned or held by the Company or a Subsidiary as owner thereof with good title; (ii) valid and enforceable; and (iii) free and clear of any liens, charges or encumbrances, and no royalty is payable in respect of any of them except as disclosed in the SEC Filings and the SEDAR Filings, except as would not individually or in the aggregate would have a Material Adverse Effect; no other material property rights are necessary for the conduct of the Company’s and each Subsidiary’s business, and there are no material restrictions on the ability of the Company or any Subsidiary to use, transfer or otherwise exploit any such property rights except as disclosed in the SEC Filings and the SEDAR Filings, and the Company does not know of any claim or basis for a claim that may adversely affect such rights in any material respects except as disclosed in the SEC Filings and the SEDAR Filings.

5.14.        Certificates, Authorities and Permits.  The Company and its Subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any Subsidiary, would have a Material Adverse Effect, individually or in the aggregate.

5.15.        Employee Relations.

(a) Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No executive officer of the Company or any of its Subsidiaries is to the Company’s Knowledge, or is to the Company’s Knowledge expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

(b)           The Company and its Subsidiaries are in compliance with all U.S. and Canadian federal, state, provincial, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, have a Material Adverse Effect.

5.16.        Intellectual Property.

(a)           All Intellectual Property of the Company is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable, except to the extent that any non-compliance would not individually or in the aggregate have a Material Adverse Effect.  No Intellectual Property of the Company that is necessary for the conduct of Company’s business as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company’s Knowledge, no such action is threatened.  No patent of the Company has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

(b)           All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property that are necessary for the conduct of the Company’s business as currently conducted or as currently proposed to be conducted to which the Company is a party or by which any of its assets are bound (other than  generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than US$10,000 per license) (collectively, “License Agreements”) are valid and binding obligations of the Company that are parties thereto and, to the Company’s Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and to the Company’s Knowledge there exists no event or condition that would result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company under any such License Agreement.

(c)           The Company owns or has the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company’s business as currently conducted or as currently proposed to be conducted, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property and Confidential Information, other than licenses entered into in the ordinary course of the Company’s business, except that any such invalidity or liens, encumbrances, or obligations would not have a Material Adverse Effect.  The Company has a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the business of the Company as currently conducted or as currently proposed to be conducted, except such invalidity or unenforceable right shall not have a Material Adverse Effect.

(d)           To the Company’s Knowledge, the conduct of the Company’s business as currently conducted and as currently proposed to be conducted does not and will not infringe any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party. To the Company’s Knowledge, the Intellectual Property and Confidential Information of the Company that are necessary for the conduct of Company’s business as currently conducted or as currently proposed to be conducted are not being infringed by any third party.  There is no litigation or order pending or outstanding or, to the Company’s Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and the Company’s use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company’s Knowledge, there is no valid basis for the same.

(e)           The consummation of the transactions contemplated hereby will not result in the alteration, loss, impairment of or restriction on the Company’s ownership or right to use any of the Intellectual Property or Confidential Information that is necessary for the conduct of the Company’s business as currently conducted or as currently proposed to be conducted, except as would not have a Material Adverse Effect.

5.17.        Environmental Matters.

(a)           The Company and each of its Subsidiaries has been and is in compliance with all applicable U.S. and Canadian federal, state, provincial, municipal and local laws, statutes, ordinances, bylaws and regulations and orders, directives and decisions rendered by any ministry, department or administrative or regulatory agency, domestic or foreign, (“Environmental Laws”) relating to the protection of the environment, occupational health and safety or the processing, use, treatment, storage, disposal, discharge, transport or handling of any pollutants, contaminants, chemicals or industrial, toxic or hazardous wastes or substance except where such non-compliance would not have a Material Adverse Effect on the Company on a consolidated basis.

(b)           The Company and each of its Subsidiaries has obtained all licenses, permits, approvals, consents, certificates, registrations and other authorizations under Environmental Laws (the “Environmental Permits”) necessary for the operation of its projects as currently operated and each Environmental Permit is valid, subsisting and in good standing and the holders of the Environmental Permits are not in default or breach thereof and no proceeding is pending or threatened to revoke or limit any Environmental Permit, except in each case where the result would not have a Material Adverse Effect on the Company and its Subsidiaries, on a consolidated basis.

(c)           Neither the Company (including, if applicable, any predecessor companies thereof) nor any of its Subsidiaries has received any notice of, or been prosecuted for an offence alleging, material non-compliance with any Environmental Laws, and neither the Company nor any of its Subsidiaries has settled any allegation of material non-compliance short of prosecution.  There are no order or directions relating to environmental matters requiring any material work, repairs, construction or capital expenditures to be made with respect to any of the assets of the Company or its Subsidiaries, nor has the Company or any of its Subsidiaries received notice of any of the same and which orders directions or notices remain outstanding as unresolved, that if adversely determined would have a Material Adverse Effect.

5.18.        Litigation.  Except as disclosed in the SEC Filings or the SEDAR Filings, there are no pending investigations, actions, suits or proceedings against or affecting the Company, any Subsidiary or any of their respective properties before or by any court or governmental or regulatory agency, authority or body; and except as disclosed in the SEC Filings or the SEDAR Filings, to the Company’s Knowledge, no such legal, governmental or regulatory investigations, actions, suits or proceedings are threatened or contemplated that if adversely determined would have a Material Adverse Effect.

5.19.        Financial Statements.  The financial statements included in each SEC Filing and each SEDAR Filing fairly present the financial position of the Company and its Subsidiaries as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with Canadian or United States (as applicable) generally accepted accounting principles applied on a consistent basis; provided, however, that the unaudited financial statements are subject to normal year end and quarter end audit adjustments (which are not expected to be material either individually or in the aggregate), and do not contain all footnotes required under generally accepted accounting principles.  Except as set forth in the financial statements of the Company and its Subsidiaries included in the SEC Filings and the SEDAR Filings, neither the Company nor any Subsidiary has incurred any liabilities, contingent or otherwise, except those which, individually or in the aggregate, would not have a Material Adverse Effect.

5.20.        Insurance Coverage.  The Company and each of its Subsidiaries maintains in full force and effect insurance coverage by insurers of recognized financial responsibility against losses and risks and in amounts as are prudent and customary in it business; and the Company reasonably believes such insurance coverage is adequate. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

5.21.        Brokers and Finders.  Except for the cash commission to be paid (the “Cash Placement Agents Fee”) to the Placement Agents pursuant to the terms of the Placement Agents Agreement in respect of the transactions contemplated hereby, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.  The Company acknowledges that the Cash Placement Agents Fee relates wholly to services performed by the Placement Agents outside Canada and that such fee will not be subject to any Canadian withholding tax.

5.22.        No General Solicitation.  Neither the Company nor to the Company’s Knowledge any Person acting on its behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Notes.

5.23.        No Integrated Offering.  Neither the Company nor any of its Affiliates, nor to the Company’s Knowledge any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) of the

1933 Act for the exemption from the registration requirements imposed under Section 5 of the 1933 Act for the transactions contemplated hereby or that would require such registration under the 1933 Act.

5.24.        Private Placement.  Subject to the accuracy of the representations and warranties of the Purchasers contained in Section 6 hereof, the offer and sale of the Notes to the Purchasers as contemplated hereby is exempt from the registration requirements of the 1933 Act and from the prospectus and registration requirements of applicable Canadian securities laws.

5.25.        Foreign Corrupt Practices Act.  Neither the Company nor, to the Company’s Knowledge, any of its current or former shareholders, directors, officers, employees, agents or other Persons acting on behalf of the Company has on behalf of the Company or in connection with its business, taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder or any Canadian legislation to the corresponding effect (“FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company has conducted its businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

5.26.        Transactions with Affiliates.  Except as disclosed in SEC Filings or SEDAR Filings made on or prior to the date hereof, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the 1933 Act or pursuant to Item 13 of Form 51-102F2 of the Canadian Securities Administrators.

5.27.        Internal Controls.  The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures with the intent of ensuring that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed period report under the 1934 Act, as the case may be, is being prepared.  Under the supervision and with the participation of the Company’s management, the Company evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the most recent periodic reporting period under the 1934 Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date and such conclusions are accurate in all material respects.  Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 308(c) of Regulation S-K) or, to the Company’s Knowledge, in other factors that could significantly affect the Company’s internal controls.  The Company maintains a standard system of accounting established and administered in accordance with generally accepted accounting principles and the applicable requirements of the 1934 Act.

5.28.        Listing; Trading.  The Common Shares are listed and posted for trading on AMEX and TSX and the Company has not received any notification (written or oral) from AMEX or TSX to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, nor to the Company’s Knowledge, are there any facts or circumstances that would reasonably be expected to lead to delisting or suspension of the Common Shares by AMEX or TSX in the foreseeable future.  Since its approval for listing, (i) the Common Shares have been designated for quotation on AMEX or TSX (as applicable), (ii) trading in the Common Shares has not been suspended by the SEC, AMEX or TSX, and (iii) the Company has received no communication, written or oral, from the SEC, AMEX or TSX regarding the suspension or delisting of the Common Shares from AMEX or TSX (as applicable).

5.29.        Conduct of Business. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Notice of Articles or Articles, any other certificate of designation, preferences or rights of any other outstanding series of preferred shares of the Company or their organizational charter or certificate of incorporation, certificate of formation, bylaws or operating agreement, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, except in all cases for violations which would not, individually or in the aggregate, have a Material Adverse Effect.

5.30.        Dilutive Effect. The Company understands and acknowledges that the number of Common Shares issuable upon conversion of the Notes will increase in certain circumstances. The Company further acknowledges that its obligation to issue Common Shares upon conversion of the Notes in accordance with this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

5.31.        Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Notice of Articles and Articles or the laws of the jurisdiction of its formation or incorporation which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Notes and Common Shares upon conversion thereof and any Purchaser’s ownership of the Notes or Common Shares. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Shares or a change in control of the Company.

5.32.        Off Balance Sheet Arrangements. There is no material transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed.

5.33.        Investment Company Status. The Company is not, and upon consummation of the sale of the Notes will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

5.34.        Transfer Taxes. On the Closing Date, all transfer or other taxes (other than income or similar taxes) that are required to be paid in connection with the sale and transfer of the Notes to be sold to each Purchaser hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

5.35.        Manipulation of Price. The Company has not, and to the Company’s Knowledge no one acting on its behalf has, in violation of Regulation M, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Common Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Common Shares, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

5.36.        Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes material, nonpublic information, other than the existence of the transactions contemplated by this Agreement. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company.

6.             Representations and Warranties of the Purchasers.  Each of the Purchasers hereby severally, and not jointly, represents and warrants to the Company and the Placement Agents that:

6.1.          Organization; Authorization.  For each Purchaser that is an entity, such Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or organizational power and authority to enter into and to consummate the transactions contemplated in the Note Documents and to otherwise carry out its obligations thereunder.  The execution, delivery and performance by the Purchaser of the transactions contemplated by the Note Documents to which such Purchaser is a party have been duly authorized and will each constitute the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

6.2.          Purchase Entirely for Own Account.  The Notes to be purchased by the Purchaser hereunder will be acquired by the Purchaser as principal for the Purchaser’s own account, for investment purposes, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act.  The Purchaser is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

6.3.          Investment Experience.  The Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Notes and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.  The Purchaser is experienced in making private investments in public equities, similar to the purchase of the Notes hereunder.

6.4.          Disclosure of Information.  The Purchaser has no knowledge of any “material fact” or “material change” (as those terms are defined in the Securities Act  (British Columbia)) in the affairs of the Company that has not been generally disclosed to the public, other than this particular transaction; the Purchaser’s decision to tender this offer and purchase the Notes has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Company, or any other Person and is based entirely upon currently available public information concerning the Company. The Purchaser has had an opportunity to receive all additional information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company and its business, to the extent such information is not material nonpublic information, and the terms and conditions of the offering of the Notes.  The Purchaser acknowledges its satisfactory review of the SEC Filings and SEDAR Filings.  The Purchaser acknowledges that it has been afforded the opportunity to obtain such additional information, other than material nonpublic information, that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

6.5.          Restricted Securities.  The Purchaser understands that the Notes and the Common Shares issuable upon conversion thereof are “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and agrees not to resell such Notes and such Common Shares issuable upon conversion thereof unless the Notes and the Common Shares issuable upon conversion thereof are registered pursuant to the 1933 Act, or resold in accordance with Rule 144 or another exemption from registration is available therefrom.  In connection with any transfer of the Notes or the Common Shares issuable upon conversion thereof other than pursuant to an effective registration statement, except as provided for in Section 8.9, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Notes or such Common Shares issuable upon conversion thereof, as applicable, under the 1933 Act and such transfer is in compliance with Rule 144 or another exemption from registration.  The Purchaser understands that the Notes and the Common Shares issuable upon conversion thereof are subject to resale restrictions in Canada under applicable Canadian securities laws.

6.6.          Legends.

(a)           It is understood that Notes shall bear the following legend:

“The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and may not be transferred unless (i) such securities have been registered for sale pursuant to the 1933 Act, or (ii) the Company has received an opinion of counsel satisfactory to it that such transfer may lawfully be made without registration under Rule 144 under the 1933 Act or qualification under applicable state securities laws.”

“In Canada, unless permitted under securities legislation, the holder of this security must not trade the security before                             [NOTE: Insert the date that is 4 months plus one (1) day after issuance].”

(b)           It is understood that certificates evidencing the Common Shares issued upon conversion of the Notes shall bear the following legends:

“The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and may not be transferred unless (i) such securities have been registered for sale pursuant to the 1933 Act, or (ii) the Company has received an opinion of counsel satisfactory to it that such transfer may lawfully be made without registration under Rule 144 under the 1933 Act or qualification under applicable state securities laws.”

“In Canada, unless permitted under securities legislation, the holder of this security must not trade the security before                             [NOTE: Insert the date that is 4 months plus one (1) day after issuance].

The securities represented by this certificate are listed on the Toronto Stock Exchange (“TSX”); however, the said securities cannot be traded through the facilities of TSX since they are not freely transferable, and consequently any certificate representing such securities is not “good delivery” in settlement of transactions on TSX.”

(c)           If required by the authorities of any state or province in connection with the issuance of sale of the Notes, the legend required by such state or provincial authority.

6.7.          Investor Status.  At the time such Purchaser was offered the Notes, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act, and has completed and delivered with this Agreement the U.S. Accredited Investor Certificate attached as Schedule III, the representations and warranties contained in such certificate being incorporated and forming part of this Agreement, and it was, and at the date hereof it is, an “accredited investor” as defined in NI 45-106, and has completed and delivered with this Agreement the Canadian Accredited Investor Certificate attached as Schedule IV, the representations and warranties contained in such certificate being incorporated and forming part of this Agreement.  The Purchaser is a resident of that jurisdiction specified in its address on the Schedule of Purchasers attached hereto.

6.8.          No General Solicitation.  The Purchaser did not learn of the investment in the Notes as a result of any “general advertising” or “general solicitation” as those terms are contemplated in Regulation D, as amended, under the 1933 Act.

6.9.          Brokers and Finders.  No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

6.10.        Prohibited Transactions.  During the last thirty (30) days prior to the Execution Date, neither the Purchaser nor any Affiliate of such Purchaser that (x) has or had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Notes, or (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, effected or agreed to effect any transactions in the securities of the Company, including any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Shares, granted any other right (including, without limitation, any put or call option) with respect to the Common Shares or with respect to any security that includes, relates to or derived any significant part of its value from the Common Shares or otherwise sought to hedge its position in the Notes (each, a “Prohibited Transaction”).  Such Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction during the period from the date hereof until such time as (i) the closing of the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated pursuant to Section 7.3 hereof.

6.11         Limited Ownership.  The purchase by such Purchaser of the Notes issuable to it at the Closing will not result in such Purchaser (individually or together with other Person with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the SEC involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.999% of the outstanding Common Shares or the voting power of the Company on a post transaction basis that assumes that such Closing shall have occurred or otherwise becoming a “control person” of the Company as such term is defined under applicable securities laws.  Such Purchaser does not presently intend to, alone or together with others, make a public filing with the SEC to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of such Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the outstanding Common Shares or the voting power of the Company on a post transaction basis that assumes that the Closing at issue shall have occurred.

6.12.        Independent Investment Decision.  Such Purchaser has independently evaluated the merits of its decision to purchase Notes pursuant to the Note Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision.  Such Purchaser has not relied on the business or legal advice of the Company or the Placement Agents or any of their agents, counsel or Affiliates in making its investment decision hereunder.

6.13.        Use of Personal Information.  The Purchaser hereby acknowledges and consents to: (a) the disclosure by the Purchaser and the Company of Personal Information concerning the Purchaser to a securities commission or other regulatory authority (a “Securities Commission”), or to AMEX or TSX and its affiliates, authorized agents, subsidiaries and divisions (collectively referred to in this section as the “Exchange”), and any subsequent public disclosure of Personal Information concerning the Purchaser made by a Securities Commission or by an Exchange; and (b) the collection, use and disclosure of Personal Information by the Exchange for the following purposes (or as otherwise identified by the Exchange, from time to time): (i) to conduct background checks; (ii) to verify the Personal Information that has been provided about the Purchaser; (iii) to consider the suitability of the Purchaser as a holder of securities of the Company; (iv) to consider the eligibility of the Company to continue to list on the Exchange; (v) to provide disclosure to market participants as the security holdings of the Company’s shareholders, and their involvement with any other reporting issuers, issuers subject to a cease trade order or bankruptcy, and information respecting penalties, sanctions or personal bankruptcies, and possible conflicts of interest with the Company; (vi) to detect and prevent fraud; (vii) to conduct enforcement proceedings; and (viii) to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in the United States and Canada.  The Purchaser also acknowledges that: (c) the Exchange may also collect additional Personal Information from other sources, including securities regulatory authorities or elsewhere, investigative law enforcement or self regulatory organizations, and regulations service providers to ensure that the purposes set forth above can be accomplished; (d) the Personal Information the Exchange collects may also be disclosed to the agencies and organizations referred to above or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; (e) the Personal Information may be disclosed on the Exchange’s website or through printed materials published by or pursuant to the direction of the Exchange; and (f) the Exchange may from time to time use third parties to process information and provide other administrative services, and may share the information with such providers.  Without limiting the generality of the foregoing, Purchaser acknowledges that Personal Information will be delivered to the Ontario Securities Commission (the “OSC”) and that such personal information is being collected indirectly by the OSC under the authority granted to it in securities legislation for the purposes of the administration and enforcement of the securities legislation of Ontario. The Purchaser authorizes such indirect collection of personal information by the OSC, and acknowledges that questions about such indirect collection of personal information should be directed to the OSC’s Administrative Assistant to the Director of Corporate Finance, Suite 1903, Box 5520 Queen Street West, Toronto, Ontario M5H 3S8 or to the following telephone number: (416) 593-8086.  Herein, “Personal Information” means any information about the Purchaser required to be disclosed to a Securities Commission or the Exchange, whether pursuant to a Securities Commission or Exchange form or a request made by a Securities Commission or the Exchange.

6.14.        Reliance on Canadian Prospectus and Registration Exemptions.

(a)           If the Purchaser is resident in the Province of Ontario (an “Ontario Resident Purchaser”), it has provided an address in the Province of Ontario either in the space designated for the address for delivery of notices or the address for delivery of the Notes on its signature page to this Agreement.

(b)           Each Ontario Resident Purchaser acknowledges that the Notes may only be purchased by it through an Ontario registered securities dealer.

(c)           Each Purchaser, whether resident in Canada, the United States, or elsewhere, is an “accredited investor” within the meaning of NI 45-106 of the Canadian Securities Administrators, and has indicated on Schedule IV attached the basis upon which it so qualifies.

6.15.        Present Ownership of Securities.  The Purchaser has fully and accurately disclosed to the Company its present ownership of securities of the Company by completing the disclosure statement attached as Schedule V to this Agreement, and acknowledges that the Company will rely on the information entered on Schedule V in completing its filings with TSX.

6.16.        Proceeds of Crime Legislation.  The funds representing the Purchaser’s Aggregate Purchase Price set forth opposite the Purchaser’s name on Schedule I affixed hereto will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) Act (Canada) (the “PCMLA”) and the Purchaser acknowledges that the Company may in the future be required by law to disclose the name of the Purchaser and other information relating to this Agreement pursuant to the PCMLA.  To the best of its knowledge (a) none of the funds representing such Aggregate Purchase Price for the Notes, (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Purchaser, and (b) it shall promptly notify the Company if the Purchaser discovers that any of such representations cease to be true, and provide the Company with appropriate information in connection therewith.

6.17.        Series A Note Offering.  The Purchaser acknowledges that the Company, in addition to this offering of Notes, intends to complete the Series A Note Offering.

7.             Conditions to Closing.

7.1.          Conditions to the Purchasers’ Obligations. The obligation of each Purchaser to purchase the Notes at the Closing is subject to the fulfillment to the Requisite

Holders’ reasonable satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived in writing by the Requisite Holders:

(a)           The representations and warranties made by the Company in Section 5 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 5 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.  The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date (including the delivery of the certificates representing the Notes in accordance with Section 4 hereof).

(b)           The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Notes including, without limitation, Shareholder Approval, the acceptance of TSX and the approval of AMEX, and all of which shall be and remain so long as necessary in full force and effect.

(c)           No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, or self-regulatory organization enjoining or preventing the consummation of the transactions contemplated hereby or in the other Note Documents.

(d)           The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b), (d), and (h) of this Section 7.1.

(e)           The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Note Documents and the issuance of the Notes and the Common Shares upon conversion thereof, certifying the current versions of the Notice of Articles and Articles of the Company and certifying as to the signatures and authority of persons signing the Note Documents and related documents on behalf of the Company.

(f)            The Purchasers shall have received (i) an opinion from Hogan & Hartson L.L.P., the Company’s U.S. counsel, dated as of the Closing Date, in the form attached hereto as Exhibit D-1; and (ii) an opinion from Bull, Housser & Tupper LLP, the Company’s Canadian counsel, dated as of the Closing Date, in the form attached hereto as Exhibit D-2.

(g)           No stop order, cease trade order or suspension of trading shall have been imposed by any Person with respect to public trading in the Common Shares.

(h)           The Common Shares to be issued upon conversion of the Notes shall have been approved for inclusion on AMEX and Toronto Stock Exchange and listed and admitted and authorized for trading on AMEX and Toronto Stock Exchange.  Satisfactory evidence of such actions shall have been provided to the Placement Agents.

(i)            The Company shall have obtained the consent of JPMorgan Chase Bank, N.A. with respect to the consummation of the Private Placement and the transactions contemplated by the Note Documents and shall have deliver a written copy of such consent to the Purchasers.

(j)            The Registration Rights Agreement and the Subordination Agreement are still in full force and effect.

7.2.          Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Notes at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)           The representations and warranties made by the Purchasers in Section 6 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.  The Purchasers shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.

(b)           Each of the Purchasers shall have delivered to the Company the Aggregate Purchase Price set forth opposite such Purchaser’s name on Schedule I affixed hereto.

(c)           The Company shall have obtained the Shareholder Approval, the acceptance of TSX and the approval of AMEX, and all of which shall be and remain so long as necessary in full force and effect.

(d)           No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, or self-regulatory organization enjoining or preventing the consummation of the transactions contemplated hereby or in the other Note Documents.

(e)           The Company shall have received from each of the Purchasers duly and accurately completed disclosures as required under this Agreement in the forms specified in Schedule III, Schedule IV and Schedule V to this Agreement.

(f)            The Company shall have obtained the consent of JPMorgan Chase Bank, N.A. with respect to the consummation of the Private Placement and the transactions contemplated by the Note Documents.

7.3.          Termination of Obligations to Effect Closing; Effects.

(a)           The obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect the Closing shall terminate as follows:

(i)            Upon the mutual written consent of the Company and the Requisite Holders;

(ii)           By the Company if any of the conditions set forth in Section 7.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;

(iii)          By the Requisite Holders if any of the conditions set forth in Section 7.1 shall have become incapable of fulfillment, and shall not have been waived by the Requisite Holders;

(iv)          By any Purchaser upon failure to hold the Shareholder Meeting by the Shareholder Meeting Deadline or upon the failure of the shareholders to approve the Resolutions authorizing the issuance of the Notes and conversion thereof;

(v)           By any Purchaser (with respect to itself only) if the Closing has not occurred on or prior to March 31, 2007; or

(vi)          By the Company in the event the Company has called and held at least two Shareholder Meetings and have not obtained Shareholder Approval.

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Note Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

(b)           Nothing in this Section 7.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Note Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Note Documents.

8.             Covenants and Agreements of the Company.

8.1.          Commercially Reasonable Efforts. Each party shall use its commercially reasonable efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 7.1 and 7.2 of this Agreement.

8.2.          Termination of Certain Covenants.  The covenants set forth in Section 8 shall terminate and be of no further force and effect upon the date on which the Company’s obligations under the Registration Rights Agreement to register and maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate, unless such covenant is required to satisfied at such earlier date.

8.3.          Reports.  The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

8.4.          No Conflicting Agreements.  The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to the Purchasers under the Note Documents.

8.5.          Insurance.  The Company shall not materially reduce the insurance coverages described in Section 5.20.

8.6.          Compliance with Laws.  The Company will comply with all applicable laws, rules, regulations, orders and decrees of all governmental authorities, except where such non-compliance would result, either individually or in the aggregate, in a Material Adverse Effect.

8.7.          Listing of Common Shares and Related Matters.  Promptly following the date hereof, the Company shall take all necessary action to cause the Common Shares to be issued upon conversion of the Notes to be approved for listing on AMEX and TSX.  Further, if the Company applies to have its Common Shares or other securities traded on any other Eligible Market, it shall include in such application the Common Shares issuable upon conversion of the Notes and will take such other action as is necessary to cause such Common Shares to be so listed.  The Company will use commercially reasonable efforts to continue the listing and trading of its Common Shares on AMEX and TSX and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations applicable to issuers whose securities are listed on such market.  The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 8.7.

8.8.          Securities Filings.  The Company will make all filings required by the laws, rules and regulations of the securities regulatory authorities in the provinces and territories of Canada, as applicable, in connection with the sale of the Notes, including with the securities regulatory authorities of the Province of Canada.  The Company agrees to file a Form D with respect to the Notes as required under Regulation D, and Form 45-106F1 as required under Canadian securities laws, and to provide copies thereof to the Placement Agents Counsel promptly after such filing.  The Company shall make all filings and reports relating to the offer and sale of the Notes required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

8.9.          Removal of Legends.  Upon the earlier of (i) registration for resale of the Common Shares issued upon conversion of the Notes pursuant to the Registration Rights Agreement and receipt by the Company of the Purchaser’s written confirmation that such Common Shares have been disposed of in compliance with the prospectus filed with such registration statement and the prospectus delivery requirements of the 1933 Act or (ii) delivery to the Company of a representation letter in customary form that Rule 144(k) has become available, the Company shall, upon a Purchaser’s written request, promptly cause certificates evidencing the Purchaser’s Common Shares issued upon conversion of the Notes to be replaced with certificates which do not bear the restrictive legend appearing in the first paragraph of Section 6.6(b).  The restrictive legend appearing in the second paragraph of Section 6.6(b) may be removed at the time of a transfer occurring on or after the date specified therein.  The restrictive legend appearing in the third paragraph of Section 6.6(b) may be removed at such time as both the first and second paragraphs have been removed or are eligible for removal.  When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to a Purchaser within three (3) Business Days of submission by that Purchaser of legended certificate(s) to the Company’s transfer agent together with a representation letter in customary form, the Company shall be liable to the Purchaser for damages in an amount equal to 1.0% of the Aggregate Purchase Price of the Notes evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such three (3) Business Day that the unlegended certificates have not been so delivered.

8.10.        Consent of JPMorgan Chase Bank.  The Company shall use its commercially reasonable efforts, acting diligently and in good faith, to obtain consent of JPMorgan Chase Bank, N.A. with respect to the Private Placement and the transactions contemplated by the Note Documents as soon as practicable.

8.11.        Shareholder Approval.  The Company shall provide each shareholder entitled to vote at a special or annual meeting of shareholders of the Company (the “Shareholder Meeting”), which initially shall be promptly called and held not later than March 31, 2007 (the “Shareholder Meeting Deadline”), a proxy statement, substantially in the form which has been previously reviewed by the Purchasers and Placement Agents Counsel at the expense of the Company, soliciting each such shareholder’s affirmative vote at the Shareholder Meeting for approval of resolutions (the “Resolutions”) providing for the Company’s issuance of all of the Notes and Common Shares upon conversion thereof as described in the Note Documents in accordance with applicable law and the rules and regulations of the Exchange (such affirmative approval being referred to herein as the “Shareholder Approval” and the date such approval is obtained, the “Shareholder Approval Date”), and the Company shall use its commercially reasonable efforts to solicit its shareholders’ approval of the Resolutions and to cause the Board to recommend to the shareholders that they approve the Resolutions.  The Company shall be obligated to seek to obtain the Shareholder Approval by the Shareholder Meeting Deadline.  If, despite the Company’s commercially reasonable efforts, the Shareholder Approval is not obtained on or prior to the Shareholder Meeting Deadline, then, subject to Section 7.3(a)(vi), the Company shall use its commercially reasonable efforts to obtain such Shareholder Approval on a quarterly basis until Shareholder Approval is obtained.

8.12.        Pledge of Securities.  The Company acknowledges and agrees that the Notes or Common Shares upon conversion thereof may be pledged by a Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Notes or Common Shares.  The pledge of such Notes or Common Shares shall not be deemed to be a transfer, sale or assignment of the securities hereunder; provided that Purchaser acknowledges that if the Company is deemed to be a PFIC (as defined below) then such pledge will be a taxable disposition for U.S. tax purposes.  No Purchaser effecting a pledge of Notes or Common Shares shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Note Document.  The Company hereby agrees to execute and deliver such documentation as a pledgee of the Notes or Common Shares may reasonably request in connection with a pledge of the Notes or Common Shares to such pledgee by a Purchaser.

8.13.        Reservation of Common Shares.  The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the sum of 130% of the maximum number of Common Shares issuable upon conversion of the Notes (assuming for purposes hereof, that the Notes are convertible at the Conversion Price).

8.14.        No Future Integrated Offerings.  None of the Company, its Subsidiaries, their Affiliates and any Person acting on their behalf will take any action or steps referred to in Section 5.23 that would require registration of any of the Notes or Common Shares (other than for resale) upon conversion thereof under the 1933 Act.

8.15.        Reporting Status. Until the later of the date on which none of the Notes are outstanding or the Purchasers shall have sold all the Common Shares upon conversion of the Notes (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act and with Canadian securities regulators pursuant to Canadian securities laws, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination. From and after the Closing Date, the Company shall take all actions necessary to maintain its eligibility to register the Common Shares for resale by the Purchasers on Form S-1 or whatever registration form is then available to the Company and will register the Common Shares for resale in accordance with the Registration Rights Agreement.

8.16.        Financial Information. The Company agrees to send the following to each Purchaser during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports and Quarterly Reports on Form 10-K, 10-KSB, 10-Q or 10-QSB, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act and (ii) copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders.

8.17.        Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Agreement, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to the Purchasers contemporaneously with delivery of such notice, and in the absence of any such indication, the Purchasers shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

8.18.        Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes (in addition to the Company, if the Company then remains in existence) in writing all of the obligations of the Company under this Agreement and the other Note Documents in accordance with the provisions of this Section 8.18 pursuant to written agreements in form and substance satisfactory to the Requisite Holders and approved by the Requisite Holders prior to such Fundamental Transaction; and (ii) to following the Fundamental Transaction, the Company shall be able to deliver to Purchasers, upon conversion of the Notes, securities that are prescribed securities under Regulation 6208 of the Income Tax Act (Canada).  Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Purchasers confirmation that there shall be issued upon conversion of the Notes at any time after the consummation of the Fundamental Transaction, either Common Shares or shares of common stock (or their equivalent) of the Successor Entity, as adjusted in accordance with the provisions of this Agreement.  The provisions of this Section 8.18 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of the Notes.

8.19.        Pre-Emptive Rights.

(a)           If the Company intends, directly or indirectly, to offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its equity or equity equivalent securities, including without limitation any debt, preferred shares or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for its Common Shares or securities convertible or exchangeable into its Common Shares, other than pursuant to the Series A Note Offering or Common Shares issued for strategic investments or bona fide acquisitions, firmly underwritten public offerings with gross proceeds in excess of US $50,000,000 and any Approved Shares Plan (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”), the Company shall have first complied with this Section 8.19.

(b)           The Company shall deliver to each Purchaser, so long as such Purchaser is then a holder of outstanding Notes, a written notice (the “Offer Notice”) of any proposed or intended issuance or sale (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued or sold, and the number or amount of the Offered Securities to be issued or sold, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued or sold and (z) offer to issue and sell to such Purchasers, so long as such Purchasers are then a holder of outstanding Notes, an aggregate amount representing thirty percent (30%) of the amount of the Subsequent Placement, to be allocated among such Purchasers (i) based on such Purchaser’s Allocation Percentage (the “Basic Amount”), and (ii) with respect to each Purchaser that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Purchasers as such Purchaser shall indicate it will purchase or acquire should the other Purchasers subscribe for less than their Basic Amounts (the “Undersubscription Amount”).

(c)           To accept an Offer, in whole or in part, such Purchaser must deliver a written notice to the Company prior to the end of the second (2nd) Business Day by 5:00 p.m New York City time after such Purchaser’s receipt of the Offer Notice containing the final definitive terms of the Subsequent Placement (the “Offer Period”), setting forth the portion of such Purchaser’s Basic Amount that such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Purchaser elects to purchase (in either case, the “Notice Of Acceptance”). If the Basic Amounts subscribed for by all Purchasers are less than the total of all of the Basic Amounts, then each Purchaser who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Purchaser bears to the total Basic Amounts of all Purchasers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary.

(d)           If the Purchasers, collectively, do not elect to purchase 30% of the Subsequent Placement which may be purchased by such Purchasers pursuant to this Section 8.19, the Issuer may offer and sell the securities to which the Purchasers were entitled to purchase hereunder, or the securities not purchasable by the Purchasers hereunder, as the case may be, to a third party (which may include any Purchaser), provided that such sale must occur within thirty (30) days of the Subsequent Placement Closing Date and on the same terms and conditions set forth in the Offer Notice. Any such sale made after such thirty-day period, or on terms or conditions different than the terms set forth in the Offer Note, must again be offered to the Purchasers in accordance with Section 8.19 above.  Each purchase of securities by Purchasers pursuant to this Section 8.19 shall take place on the Subsequent Placement Closing Date

8.20.        Change of Control Repayment Right.

(a)           No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Purchasers, which notice shall include an offer to repay the Notes for the Change of Control Prepayment Price, as defined below (a “Change of Control Notice”). At any time during the period (the “Change of Control Period”) beginning after a Purchaser’s receipt of a Change of Control Notice and ending on the date that is twenty (20) Trading Days after the consummation of such Change of Control, such Purchaser may accept the Company’ offer to prepay all or any portion of such Purchaser’s Notes by delivering written notice thereof (“Change of Control Prepayment Notice”) to the Company, which Change of Control Prepayment Notice shall indicate the Conversion Amount the Purchaser is electing to receive payment of. Any Notes subject to prepayment pursuant to this Section 8.20 shall be prepayed by the Company in cash at a price equal to the greater of (i) the product of (A) the Change of

Control Prepayment Premium and (B) the Conversion Amount being prepayed and (ii) (1) the product of (A) the Conversion Amount being prepayed multiplied by (B) the quotient determined by dividing (I) the aggregate cash consideration and the aggregate cash value of any non-cash consideration per Common Share to be paid to the holders of the Common Shares upon consummation of the Change of Control (any such non-cash consideration consisting of marketable securities to be valued at the higher of (x) the Closing Sale Price of such securities as of the Trading Day immediately prior to the consummation of such Change of Control, (y) the Closing Sale Price as of the Trading Day immediately following the public announcement of such proposed Change of Control and (z) the Closing Sale Price as of the Trading Day immediately prior to the public announcement of such proposed Change of Control) by (II) the Conversion Price (the “Change of Control Prepayment Price”).

(b)           The Company shall, subject to the terms and conditions of any Senior Debt then outstanding, make payment in cash of the Change of Control Prepayment Price concurrently with the consummation of such Change of Control if such a Change of Control Redemption Notice is received prior to the consummation of such Change of Control and within five (5) Trading Days after the Company’s receipt of such notice otherwise (the “Change of Control Prepayment Date”). To the extent redemptions required by this Section 8.20 are deemed or determined by a court of competent jurisdiction to be prepayments of the Notes by the Company, such redemptions shall be deemed to be voluntary prepayments.

(c)           Notwithstanding anything to the contrary in this Section 8.20, until the Change of Control Prepayment Price is paid in full, the Conversion Amount submitted for Prepayment under this Section 8.20 may be converted, in whole or in part, by the Purchaser into Common Shares, or in the event the Conversion Date is after the consummation of the Change of Control, shares or equity interests of the Successor Entity substantially equivalent to the Company’s Common Shares pursuant to Section 4.1(b)(i).

(d)           The parties hereto agree that in the event of the Company’s prepayment of any portion of the Notes under this Section 8.20, the Purchaser’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Purchaser. Accordingly, any prepayment premium due under this Section 8.20 is intended by the parties to be, and shall be deemed, a reasonable estimate of the Purchaser’s actual loss of its investment opportunity and not as a penalty. In the event that the Company does not pay the Change of Control Prepayment Price on the Change of Control Prepayment Date, then the Purchaser shall have the option to, in lieu of prepayment, require the Company to promptly return to such Purchaser any or all of the Notes that were submitted for prepayment by such Purchaser under this Section 8.20 and for which the applicable Change of Control Prepayment Price (together with any interest thereon) has not been paid, by sending written notice thereof to the Company via facsimile (the “Void Change of Control Prepayment Notice”). Upon the Company’s receipt of such Void Change of Control Prepayment Notice, (i) the Change of Control Prepayment Notice shall be null and void with respect to those Notes subject to the Void Change of Control Prepayment Notice, (ii) the Company shall immediately return any Notes subject to the Void Change of Control Prepayment Notice, and (iii) the Conversion Price of such returned Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Void Change of Control Prepayment Notice is delivered to the Company and

(B) the lowest Weighted Average Price of the Common Shares during the period beginning on the date on which the Change of Control Prepayment Notice is delivered to the Company and ending on the date on which the Void Change of Control Prepayment Notice is delivered to the Company.

8.21.        Tax Matters.  The Company and, by its acceptance of the Note or a beneficial interest therein, each Purchaser (and any person that acquires a beneficial interest in) a Note, agree to treat the Notes for U.S. federal income tax purposes as indebtedness of the Company that is not subject to the rules governing contingent payment debt instruments under U.S. Treasury Regulations Section 1.1275-4.

8.22.        PFIC Status.  The Company shall use commercially reasonable efforts to ensure that it does not become a passive foreign investment company (a “PFIC”) within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.  If the Company determines that it is a PFIC for any taxable year in which the Notes are outstanding, it shall notify the Purchasers of such determination as soon as reasonably practicable, but in no event later than the 45th day following the close of such taxable year.  If the Company becomes a PFIC, the Company agrees to provide all information requested by any Purchaser that is necessary for such Purchaser to make a “qualified electing fund” election.  The Company’s obligation under this Section 8.22 shall survive until the 180th day following the close of the last taxable year of the Company in which any Notes are outstanding

9.             Defaults and Remedies.

9.1.          Event of Default. An “Event of Default” shall be deemed to have occurred at such time as any of the following events:

(a)           the Company defaults in the payment when due of interest (and Additional Amounts, if any) on the Notes and such default continues for a period of 30 days;

(b)           the Company defaults in the payment when due of principal on the Notes when the same becomes due and payable upon the earlier of:  (i) the Maturity Date, or (ii) such other date as the Note becomes due and payable or purchasable or redeemable pursuant to this Agreement;

(c)           the Company fails to observe or perform any other covenant or other agreement in this Agreement (other than the delivery of a Change of Control Notice as required by Section 8.20 hereof), the Notes or the other Note Documents for 30 days after notice to the Company by the Purchasers of at least 50% in aggregate principal amount of the Notes then outstanding;

(d)           the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or any Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable Federal or State law or (iii) appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

(e)           the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary in furtherance of any such action;

(f)            a default occurs with respect to any Indebtedness of the Company or any of its Subsidiaries, and any applicable grace periods in such Indebtedness with respect to such event of default shall have expired and which default results in the acceleration of such Indebtedness prior to its stated maturity; provided that (i) if such event of default is waived by the holders of such Indebtedness prior to any Purchaser taking any action pursuant to this Agreement, no Event of Default under this clause (f) shall be deemed to have occurred, or (ii) the principal amount of such Indebtedness under which the maturity has been so accelerated exceeds US$500,000;

(g)           a final money judgment for more than US$500,000 is issued and not discharged within 60 days; or

(h)           the Company fails to deliver a Change of Control Notice as required by Section 8.20 by the date that is ten (10) Trading Days after the consummation of such Change of Control.

9.2.          Notice.  Within one (1) Business Day after the occurrence of an Event of Default, the Company shall deliver written notice thereof via facsimile and overnight courier (“Notice of Event of Default”) to each Purchaser.

9.3.          Default Interest.  If any Event of Default has occurred and is continuing, the holders of the Notes shall be entitled to receive, to the extent permitted by applicable law, interest on the outstanding balance of, overdue interest and Additional Amounts, if any, on the Notes at a rate per annum equal to 12%.

9.4.          Acceleration.  If any Event of Default has occurred and is continuing and subject to the Subordination Agreement, the Requisite Holders may, without notice: (i) declare all or any portion of the Notes immediately due and payable, all without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Company and each of its Subsidiaries; or (ii) exercise any other rights and remedies provided to Purchasers under the Note Documents or at law or equity.

9.5.          Redemption Option Upon Event of Default.

(a)           In addition to all other rights of the Purchasers contained herein, after a Event of Default, each Purchaser shall have the right, at such Purchaser’s option, to require the Company to redeem all or a portion of such Purchaser’s Notes at a redemption price per Note equal to the greater of (i) 110% of the Conversion Amount and (ii) the product of (A) the Conversion Rate in effect at such time as such Purchaser delivers a Notice of Redemption at Option of Purchaser (as defined below) and (B) the greater of the Closing Sale Price of the Common Shares on the Trading Day immediately preceding such Event of Default, the Closing Sale Price of the Common Shares on the day immediately following such Event of Default and the Closing Sale Price of the Common Shares on the date the Purchaser delivers the Notice of Redemption at Option of Purchaser (the “Redemption Price”).

(b)           At any time after the earlier of a Purchaser’s receipt of a Notice of Event of Default and such Purchaser becoming aware of a Event of Default, any Purchaser of Notes then outstanding may require the Company to redeem up to all of such Purchaser’s Notes by delivering written notice thereof via facsimile and overnight courier (“Notice of Redemption at Option of Purchaser”) to the Company, which Notice of Redemption at Option of Purchaser shall indicate the number of Notes that such Purchaser is electing to redeem.

(c)           Upon the Company’s receipt of a Notice(s) of Redemption at Option of Purchaser from any Purchaser, the Company shall within one (1) Business Day of such receipt notify each other Purchaser by facsimile of the Company’s receipt of such notice(s). The Company shall, subject to the terms and conditions of any Senior Debt then outstanding, make payment in cash on the fifth (5th) Business Day after the Company’s receipt of the first Notice of Redemption at Option of Purchaser of the applicable Redemption Price (the “Event of Default Redemption Date”) to all Purchasers that deliver a Notice of Redemption at Option of Purchaser prior to the fifth (5th) Business Day after the Company’s receipt of the first Notice of Redemption at Option of Purchaser. To the extent redemptions required by this Section 9.5 are deemed or determined by a court of competent jurisdiction to be prepayments of the Notes by the Company, such redemptions shall be deemed to be voluntary prepayments. If the Company is unable to redeem all of the Notes submitted for redemption, the Company shall redeem a pro rata amount from each Purchaser based on the aggregate principal amount of Notes submitted for redemption by such Purchaser relative to the total number of Notes submitted for redemption by all Purchasers. The Purchasers and Company agree that in the event of the Company’s redemption of any Notes under this Section 9.5, the Purchasers’ damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Purchasers. Accordingly, any redemption premium due under this Section 9.5 is intended by the parties to be, and shall be deemed, a reasonable estimate of the Purchasers’ actual loss of its investment opportunity and not as a penalty.

(d)           In the event that the Company does not pay the Redemption Price within the time period set forth in Section 9.5(f), at any time thereafter and until the Company pays such unpaid applicable Redemption Price in full, a Purchaser shall have the option to, in lieu of redemption, require the Company to promptly return to such Purchaser any or all of the Notes that were submitted for redemption by such Purchaser under this Section 3 and for which the applicable Redemption Price has not been paid, by sending written notice thereof to the Company via facsimile (the “Void Optional Redemption Notice”). Upon the Company’s receipt of such Void Optional Redemption Notice, (i) the Notice of Redemption at Option of Purchaser shall be null and void with respect to those Notes subject to the Void Optional Redemption Notice, (ii) the Company shall immediately return any Notes subject to the Void Optional Redemption Notice, and (iii) the Conversion Price of such returned Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Void Optional Redemption Notice is delivered to the Company and (B) the lowest Weighted Average Price of the Common Shares during the period beginning on the date on which the Notice of Redemption at Option of Purchaser is delivered to the Company and ending on the date on which the Void Optional Redemption Notice is delivered to the Company.

(e)           In the event of a dispute as to the determination of the arithmetic calculation of the Redemption Price, such dispute shall be resolved pursuant to Section 4.1(b)(iii) with the term “Redemption Price” being substituted for the term “Conversion Rate”. A Purchaser’s delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice. In the event of a redemption pursuant to this Section 9.5 of less than all of the Notes represented by a particular Note tendered for partial redemption, the Company shall promptly cause to be issued and delivered to the Purchaser of such Notes a new Note representing the remaining principal amount of the Notes which have not been redeemed, if necessary.

10.           Registration and Transfer of Notes.

10.1.        Note Register.  The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Purchasers), a register for the Notes, in which the Company shall record the name and address of the persons in whose name the Notes have been issued, as well as the name and address of each transferee. The Company shall treat the person in whose name any Note is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.  The Company shall only pay principal and interest to the registered owners of the Notes.

10.2.        Transfer and Conversion of Note.  Upon surrender of one or more Notes for registration of transfer or for exchange to the Company at their principal office with evidence that all applicable transfer taxes have been paid and that such transfer is in compliance with applicable securities laws, the Company at their expense will execute and deliver in exchange therefore one or more Notes in the aggregate unpaid principal amount(s) of such surrendered

Note(s).  Each such new Note shall be registered in the name of such Person, or its nominee, as such Purchaser or transferee may request, dated so that there will be no loss of interest on such surrendered Note and otherwise of like tenor. Transfer of the Notes may be effected only in accordance with the procedures set forth in this Section 10.2.

10.3.        Lost or Stolen Notes. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Notes, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Purchaser to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of such Notes, the Company shall execute and deliver a new Note of like tenor and date; provided, however, the Company shall not be obligated to re-issue such new Note if the Purchaser contemporaneously requests the Company to convert such Notes into Common Shares.

11.           Survival and Indemnification.

11.1.        Survival.  All representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing Date for a period of twelve (12) months; provided, however, that the provisions contained in Section 4.3 and Section 8 hereof shall survive in accordance therewith and the representations contained in Section 5.12 shall survive until the expiration of the applicable statute of limitations.

11.2.        Indemnification.  The Company agrees to indemnify and hold harmless, each Purchaser and their respective Affiliates and the directors, officers, employees and agents of each Purchaser and their respective Affiliates, from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement hereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by, or to be performed on the part of, the Company under the Note Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

11.3.        Conduct of Indemnification Proceedings.  Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 11.2, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditions, but if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any Losses by reason of such judgment.  Without the prior written consent of the Indemnified Person, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

12.           Miscellaneous.

12.1.        Successors and Assigns.  This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchasers, as applicable; provided, however, that a Purchaser may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party, that is an “accredited investor” as defined in Rule 501(a) of Regulation D, as amended under the 1933 Act and is an “accredited investor” within the meaning of Canadian securities laws, and that shall agree in writing to be bound by the terms and conditions of this Agreement.  The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Except for the Placement Agents, which are express intended third party beneficiaries of this Agreement, and except for provisions of this Agreement expressly to the contrary, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

12.2.        Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile, which shall be deemed an original.

12.3.        Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

12.4.        Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described on the earlier of (i) if given by personal delivery, then such notice shall be deemed given upon such delivery; (ii) if given by facsimile or electronic mail, then such notice shall be deemed given upon receipt of confirmation of complete transmittal; (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient, or (B) three days after such notice is deposited in first class mail, postage prepaid; (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one day after delivery to such carrier; and (v) upon actual receipt by the party to whom the notice is required to be given.  All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Storm Cat Energy Corporation

1125 17th Street; Suite 2310

Denver, CO 80202

Attn: J. Scott Zimmerman

Fax:  (303) 991-5075

With a copy to:

Hogan & Hartson L.L.P.

One Tabor Center, Suite 1500

1200 Seventeenth Street

Denver, CO 80202

Attn: Richard J. Mattera

Fax:  (303) 899-7333

and to:

Bull, Housser & Tupper LLP

Suite 3000 Royal Centre

1055 West Georgia Street

Vancouver, British Columbia

Attn: David M. Hunter

Fax: (604) 646-2634

If to any of the Purchasers:

to the addresses set forth on Schedule I hereto.

With a copy to:

Banc of America Securities LLC

9 West 57th Street

New York, NY 10019

Attn:  Raymond Ko

Fax:   (212) 457-3745

and to:

Coker & Palmer, Inc.

3900 N. Causeway Blvd, Suite 860

Metairie, LA  70002

Attn:  J. David Coker

Fax:   (504) 799-3568

and to:

First Albany Capital Inc.

One Penn Plaza, 42nd Floor

New York, NY 10019

Attn:  Philip Keating or James Hansen

Fax:   (212) 273-7320

and to:

King & Spalding LLP

1185 Avenue of Americas

New York, NY  10036

Attn: Christopher C. Paci

Fax:  (212) 556-2222

12.5.        Expenses.  The Company shall pay the reasonable fees and expenses of Placement Agents Counsel in connection with the Private Placement (the “Placement Agents Counsel Fees”), but in no event in an amount to exceed, when aggregated with placements agents counsel fees reimbursable under the Series A Note Purchase Agreement, US$25,000.  The breakdown of Placement Agents Counsel Fees between King & Spalding LLP and Osler, Hoskin & Harcourt LLP shall be provided by Banc of America Securities LLC at least two (2) Business Days prior to the Closing Date.  The Placement Agents Counsel Fees shall be paid to Placement Agents Counsel at the Closing.  Except as set forth above, the Company and the Purchasers shall each bear their own expenses in connection with the negotiation, preparation, execution and delivery of this Agreement.  In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Note Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

12.6.        Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement shall not be waived (either generally or in a particular instance and either retroactively or prospectively), without the prior written consent of the Company and the Requisite Holders; provided, however, that any provision hereof which impairs the rights or increases the obligations of a specific Purchaser disproportionately to other Purchasers shall not be amended or waived without the prior written consent of the Company and that particular Purchaser.  Any amendment or waiver effected in accordance with this Section 12.6 shall be binding upon each holder of any Notes purchased under this Agreement at the time outstanding, each future holder of all such Notes, and the Company.

12.7.        Publicity.  No public release or announcement concerning the transactions contemplated hereby shall be issued by the Purchasers without the prior consent of the Company, which consents shall not be unreasonably withheld, except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Purchasers shall allow the Company to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance.  On the trading day immediately following the Execution Date, the Company shall issue a press release disclosing the execution of this Agreement.  No later than the fourth Business Day following the Execution Date, the Company will file a Form 8-K, as applicable, attaching the press release described in the foregoing sentence as well as copies of the Note Documents.  On the trading day immediately following the Closing Date, the Company shall issue a press release disclosing the consummation of the transactions contemplated by this Agreement.  No later than the fourth Business Day following the Closing Date, the Company will file a Form 8-K, as applicable, attaching the press release described in the foregoing sentence.  In addition, the Company will make such other filings and notices in the manner and time required by the SEC and the securities regulatory authorities in the provinces and territories of Canada in which such filings and notices are required.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the 1934 Act), AMEX, TSX, the securities regulatory authorities in the provinces and territories of Canada or any other regulatory agency, without the prior written consent of such Purchaser, except as disclosed in Section 6.13 or otherwise in this Agreement or such disclosure is required by law or trading market regulations.

12.8.        Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

12.9.        Entire Agreement.  This Agreement, including the Schedules, Exhibits and the Disclosure Schedules, and the other Note Documents, constitute the entire agreement among the Company and the Purchasers with respect to the Private Placement and the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the Company and the Purchasers with respect to the Private Placement and the subject matter hereof and thereof; provided, however, the obligations of a Purchaser under any nondisclosure agreement or confidentiality letter entered into by such Purchaser in connection with the offering of the Notes shall continue to apply in accordance with the terms thereof.

12.10.      Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

12.11.      Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any conflicts of law principles that would result in the application of the laws of any other jurisdiction.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

12.12.      SUBORDINATION.

(a)           NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR ANY OTHER AGREEMENT, DOCUMENT, CERTIFICATE, OR INSTRUMENT GIVEN IN CONNECTION WITH, RELATED TO OR AFFECTING THE NOTES, the Company’s obligation to make, and the Purchasers right to receive, any interest payments or distribution (whether in cash, securities (other than Common Shares issuable upon conversion of the Notes) or other property) or any direct or indirect payment of any kind or character (whether in cash, securities (other than Common Shares issuable upon conversion of the Notes) or other property) in consideration for or otherwise in connection the Notes, including, without limitation, any amortization, retirement, purchase, redemption or other acquisition of any Note, or any options, warrants or rights to purchase or acquire any Notes or Common Shares of the Company (collectively, the “Restricted Payments”) are strictly junior and fully subordinated to the right of payment held by the holders of the Senior Debt (the “Senior Debt Holders”). If a default (however defined) under any document, instrument, or other agreement in any way related to the Senior Debt, whether such document, instrument, or other agreement exists on the Closing Date or is entered into after the Closing Date, exists at the time a Restricted Payment is to be made or would exist as a result of such Restricted Payment being made, (i) the Company shall not make, and no Purchaser is entitled to receive, any Restricted Payment unless and until the “Payment in Full of the Senior Debt” (as defined below); and (ii) no Purchaser shall be entitled to ask, demand, sue for, take or receive from the Company or any of its Subsidiaries, directly or indirectly, in cash or other property, or by set-off or in any other manner (including without limitation from or by way of collateral) payment of any Restricted Payment unless and until the Payment in Full of the Senior Debt.

(b)           The subordination of the rights of the Purchasers to the Senior Debt Holders shall be effective both before and after the commencement of any Insolvency Proceeding (as defined below). All references in this Section 12.12 to the Company or any of its Subsidiaries shall include such entity as a debtor-in-possession and any receiver or trustee for such entity in any Insolvency Proceeding.

(c)           As between the Purchasers and the Senior Debt Holders and without releasing or affecting any of its senior rights as to the Purchasers, any Senior Debt Holder may, one or more times, in its sole discretion, without notice to or the consent of any Purchaser, take any action with respect to the Company, any of its Subsidiaries or any of the Senior Debt, including, without limitation, one or more of the following actions: (i) extend credit to the Company or any of its Subsidiaries in such amounts as such Senior Debt Holder may determine or withhold credit from the Company or any of its Subsidiaries;  (ii) release, renew or modify the obligations of the Company or any of its Subsidiaries or any other person or entity obligated on any of the Senior Debt; (iii) release, exchange, modify, or surrender in whole or in part such Senior Debt Holder’s rights with respect to any security for any of the Senior Debt; (iv) modify or alter the term, interest rate or due date of any payment of any of the Senior Debt; (v) grant any postponements, compromises, indulgences, waivers, surrenders or discharges or modify the terms of its agreements with the Company or any of its Subsidiaries; (vi) change its manner of doing business with the Company or any of its Subsidiaries or any other person or entity; (vii) obtain additional security for the Senior Debt; or (viii) impute payments or proceeds of any security furnished for any of the Senior Debt, in whole or in part, to any of the Senior Debt, or retain the payments or proceeds as security for the Senior Debt without applying same toward payment of the Senior Debt. Each Purchaser waives and releases all claims and defenses arising from any such actions by any holder of Senior Debt, including, without limitation, claims and defenses relating to the inability to collect any Restricted Payment. No Senior Debt Holder will be liable for any action or failure to act under or in connection with any of the documents or instruments evidencing or securing the Senior Debt, it being understood that the decision of whether and when to act and the manner of proceeding under such instruments and documents are within the sole discretion of such Senior Debt Holders, and shall not be affected in any manner by the existence of the Company’s obligations hereunder.

(d)           For purposes hereof, “Payment in Full of the Senior Debt” means the satisfaction of all of the following: (i) the passage of 90 days after the indefeasible and final payment in full in cash of the Senior Debt, (ii) the termination of all hedging transactions with any Senior Debt Holder, (iii) the termination or expiration of all commitments of each Senior Debt Holder to advance funds or issue letters of credit, and (iv) the termination or expiration and return of all letters of credit issued by any Senior Debt Holder. For purposes hereof, “Insolvency Proceeding” means any distribution of all or any of the assets of any entity to creditors of such entity upon the dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief, or composition of such entity or its debts, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or similar proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of such entity or otherwise.

(e)           In the event there is a conflict between the provisions in this Section 12.12 and the provisions of the Subordination Agreement, the Subordination Agreement shall control.

[Signature Pages to Follow]

[Company Signature Page]

IN WITNESS WHEREOF, the undersigned has executed this Series B Note Purchase Agreement or caused its duly authorized officers to execute this Series B Note Purchase Agreement as of the date first above written.

STORM CAT ENERGY CORPORATION

By:	/s/ J. Scott Zimmerman
Name:	J. Scott Zimmerman
Title:	President and Chief Executive Officer

[Purchaser Signature Page]

IN WITNESS WHEREOF, the undersigned has executed this Series B Note Purchase Agreement or caused its duly authorized officers to execute this Series B Note Purchase Agreement as of the date first above written.

Date:	January 22, 2007

IF AN INDIVIDUAL:		IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
CRESTVIEW CAPITAL MASTER, LLC

By Crestview Capital Partners, LLC
Its Sole Manager
(Signature)		Print name of entity

(Printed Name)		By:	/s/ Robert Hoyt

		Name:	Robert Hoyt

		Title:	Manager

Address for Notices:		Address for Notices:

Address for Delivery of Notes:		Address for Delivery of Notes:

Taxpayer Identification Number:		Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$1,080,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date:	1/23/2007

IF AN INDIVIDUAL:		IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

Small Ventures USA
Print name of entity
(Signature)
		Signature:	/s/ William O. Perkins III

Printed Name

		Name:	William O. Perkins III
		Title:	Managing Member

Address for Notices:		Address for Notices:

Address for Delivery of Notes:		Address for Delivery of Notes:

Taxpayer Identification Number:		Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$500,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date:	1/18/07

IF AN INDIVIDUAL:		IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

Print name of entity
/s/ Guy O. Dove, III
(Signature)		By:

Guy O. Dove, III		Signature:
Printed Name

Name:
Title:

Address for Notices:		Address for Notices:

Address for Delivery of Notes:		Address for Delivery of Notes:

Taxpayer Identification Number:		Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$500,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date:

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

GLG North American Opportunity Fund
(Signature)	Print name of entity

	By:	GLG Partners LP Acting as
Investment Manager for GLG North American Opportunity Fund

(Printed Name)	Signature:	/s/ Victoria Parry

	Name:	Victoria Parry

	Title:	Senior Legal Counsel, GLG Partners LP

	Signature:	/s/ Simon White

	Name:	Simon White

	Title:	Chief Operating Officer, GLG Partners LP

Address for Notices:
Address for Notices:

Address for Delivery of Notes:	Address for Delivery of Notes:

Taxpayer Identification Number:
Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$  $5,400,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date:	January 23, 2007

IF AN INDIVIDUAL:		IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

UBS AG Canada Branch
(Signature)		Print name of entity

(Printed Name)		Signature:	/s/ James Estey

		Name:	James Estey

		Title:	Principal Officer

Address for Notices:		Address for Notices:

Address for Delivery of Notes:		Address for Delivery of Notes:

Taxpayer Identification Number:		Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$2,700,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date:	January 18, 2007

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

Capital Ventures International
(Signature)	Print name of entity

By:	Heights Capital Management, Inc.
Its authorizing agent

(Printed Name)	Signature:	/s/ Martin Kobinger

Name:	Martin Kobinger

Title:	Investment Manager

Address for Notices:	Address for Notices:

Address for Delivery of Notes:	Address for Delivery of Notes:

Taxpayer Identification Number:	Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$540,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date:

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

Iroquois Master Fund Ltd.
(Signature)	Print name of entity

(Printed Name)	Signature:	/s/ Joshua Silverman

	Name:	Joshua Silverman

	Title:	Authorized Signator

Address for Notices:	Address for Notices:

Address for Delivery of Notes:	Address for Delivery of Notes:

Taxpayer Identification Number:	Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$540,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date:	1/24/07

IF AN INDIVIDUAL:		IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

Kellogg Capital Group LLC

(Signature)		Signature:	/s/ Nicholas Cappelleni

Printed Name

		Name:	Nicholas Cappelleni

		Title:	Director of Finance & Operations

Address for Notices:		Address for Notices:

Address for Delivery of Notes:		Address for Delivery of Notes:

Taxpayer Identification Number:		Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$1,080,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date:	1/19/07

IF AN INDIVIDUAL:		IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

William Herbert Hunt Trust Estate
Print name of entity
(Signature)
		Signature:	/s/ J. W. Beavers, Jr., Trustee

Printed Name

		Name:	J. W. Beavers, Jr., Trustee

		Title:	Trustee

Address for Notices:		Address for Notices:

Address for Delivery of Notes:		Address for Delivery of Notes:

Taxpayer Identification Number:		Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$2,700,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date:	1/18/07

IF AN INDIVIDUAL:		IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

SANDELMAN PARTNERS MULTI-
STRATEGY MASTER FUND, LTD.
Print name of entity
(Signature)
		By:	Sandelman Partners LP, as
Printed Name		Investment Adviser

		Signature:	/s/ Trevor Ganshaw

		Name:	Trevor Ganshaw

Title:

Address for Notices:		Address for Notices:

Address for Delivery of Notes:		Address for Delivery of Notes:

Taxpayer Identification Number:		Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$1,620,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date:	1/18/07

IF AN INDIVIDUAL:		IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

SUMMIT CAPITAL PARTNERS, LP
Print name of entity
(Signature)

		Signature:	/s/ Matthew C. Rudolf
Printed Name

		Name:	Matthew C. Rudolf

		Title:	Managing Director

Address for Notices:		Address for Notices:

Address for Delivery of Notes:		Address for Delivery of Notes:

Taxpayer Identification Number:		Taxpayer Identification Number:

Aggregate dollar amount of Notes committed to be purchased pursuant to the terms of the Agreement:  US$540,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date	January 18, 07

IF AN INDIVIDUAL:		IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

TRAPEZE ASSET MANAGEMENT INC.
Print name of entity
(Signature)

		Signature:	/s/ Randall Abramson
Printed Name

		Name:	Randall Abramson

		Title:	Chief Executive Officer

Address for Notices:		Address for Notices:

Address for Delivery of Notes:		Address for Delivery of Notes:

Taxpayer Identification Number:		Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$1,441,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date	January 18, 07

IF AN INDIVIDUAL:		IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

TRAPEZE ASSET MANAGEMENT INC.
Print name of entity
(Signature)

		Signature:	/s/ Randall Abramson
Printed Name

		Name:	Randall Abramson

		Title:	Chief Executive Officer

Address for Notices:		Address for Notices:

Address for Delivery of Notes:		Address for Delivery of Notes:

Taxpayer Identification Number:		Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$6,953,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date	January 18, 07

IF AN INDIVIDUAL:		IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

TRAPEZE CAPITAL CORP.
Print name of entity
(Signature)

		Signature:	/s/ Randall Abramson

Printed Name

		Name:	Randall Abramson

		Title:	President

Address for Notices:		Address for Notices:

Address for Delivery of Notes:		Address for Delivery of Notes:

Taxpayer Identification Number:		Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$4,706,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date:	1/22/07

IF AN INDIVIDUAL:		IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

GPC LX, LLC
Print name of entity
(Signature)
		By:	Wolverine Asset Management, LLC its
Investment Manager
Printed Name
		Signature:	/s/ Andrew R. Sujdak

		Name:	Andrew R. Sujdak

		Title:	Trader

Address for Notices:		Address for Notices:

Address for Delivery of Notes:		Address for Delivery of Notes:

Taxpayer Identification Number:		Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$121,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date:	Jan. 19, 2007

IF AN INDIVIDUAL:		IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

Wolverine Convertible Arbitrage Fund
Trading Ltd.
(Signature)		Print name of entity

		Signature:	/s/ James V. Harkness
Printed Name

		Name:	James V. Harkness

		Title:	Director

Address for Notices:		Address for Notices:

Address for Delivery of Notes:		Address for Delivery of Notes:

Taxpayer Identification Number:		Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$1,094,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date:	1-19-07

IF AN INDIVIDUAL:		IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

/s/ J. Scott Zimmerman		Print name of entity
(Signature)
Signature:
J. Scott Zimmerman
Printed Name

Name:

Title:

Address for Notices:		Address for Notices:

Address for Delivery of Notes:		Address for Delivery of Notes:

Taxpayer Identification Number:		Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$30,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date:	1-19-07

IF AN INDIVIDUAL:		IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

Paul Wiesner		Print name of entity
(Signature)
Signature:
Paul Wiesner
Printed Name

Name:

Title:

Address for Notices:		Address for Notices:

Address for Delivery of Notes:		Address for Delivery of Notes:

Taxpayer Identification Number:		Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$20,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date:	1/19/2007

IF AN INDIVIDUAL:		IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

/s/ Robert J. Clark		Print name of entity
(Signature)
Signature:
Robert J. Clark
Printed Name

Name:

Title:

Address for Notices:		Address for Notices:

Address for Delivery of Notes:		Address for Delivery of Notes:

Taxpayer Identification Number:		Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$50,000

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date:	19 January 2007

IF AN INDIVIDUAL:		IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

/s/ David Wight		Print name of entity
(Signature)
Signature:
David Wight
Printed Name

Name:

Title:

Address for Notices:		Address for Notices:

Address for Delivery of Notes:		Address for Delivery of Notes:

Taxpayer Identification Number:		Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$30,000.00

STORM CAT ENERGY CORPORATION
SERIES B NOTE PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement or caused its duly authorized officers to execute this Note Purchase Agreement as of the date first above written.

Date:	January 19, 2007

IF AN INDIVIDUAL:		IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

/s/ Donald R. Martin		Print name of entity
(Signature)
Signature:
Donald R. Martin
Printed Name

Name:

Title:

Address for Notices:		Address for Notices:

Address for Delivery of Notes:		Address for Delivery of Notes:

Taxpayer Identification Number:		Taxpayer Identification Number:

Aggregate dollar amount of Notes committed
to be purchased pursuant to the terms of the Agreement:  US$15,000.00

SCHEDULE I

PURCHASERS

Purchaser Name	Address	Registration	USD Amount of Series B Notes
Crestview Capital Master, LLC	95 Revere Drive, Suite A, Northbrook, IL 60062 Attn: Robert Hoyt Fax: 847-559-0060	95 Revere Drive, Suite A, Northbrook, IL 60062	$1,080,000.00

GLG North American Opportunity Fund	GLP Partners Attn: Jim O’Sullivan One Curzon Street London W1J 5HB United Kingdom Fax: 44 20 7016 7200	GLP Partners Attn: Jim O’Sullivan One Curzon Street London W1J 5HB United Kingdom	$5,400,000.00

Capital Ventures International	c/o Heights Capital Management, Inc. 101 California St., Suite 3250 San Francisco, CA 94111 Attn: Sam Winer or Martin Kobinger Fax: 415-403-6525	c/o Heights Capital Management, Inc. 101 California St. Suite 3250 San Francisco, CA 94111	$540,000.00

Iroquois Master Fund Ltd.	641 Lexington Avenue 26th Floor New York, NY 10022 Attn: Josh Silverman Fax: 212-207-3452	641 Lexington Avenue 26th Floor New York, NY 10022	$540,000.00

Kellogg Capital Group LLC	55 Broadway 4th Floor New York, NY 10006 Attn: Nick Cappelleni Fax: 212-380-5665	55 Broadway 4th Floor New York, NY 10006	$1,080,000.00

Purchaser Name	Address	Registration	USD Amount of Series B Notes
William Herbert Hunt Trust Estate	Attn: David S. Hunt 1601 Elm Street Suite 3400 Dallas, Texas 75201 Fax: 214-880-7101	Attn: David S. Hunt 1601 Elm Street Suite 3400 Dallas, Texas 75201	$2,700,000.00

Sandelman Partners Multi-Strategy Master Fund, Ltd.	Citco Funds Services Regatta Office Park West Bay Road Grand Cayman, Cayman Islands Fax: 212-299-7666	Citco Funds Services Regatta Office Park West Bay Road Grand Cayman, Cayman Islands	$1,620,000.00

Summit Capital Partners, LP	One Union Square Suite 2304 600 University Street Seattle, WA 98101 Attn: Matt Rudolf Fax: 206-447-6204	One Union Square Suite 2304 600 University Street Seattle, WA 98101	$540,000.00

Trapeze Asset Management Inc.	22 St. Clair Ave East 18th Floor Toronto, ON M4T 253 Attn: Randall Abramson Fax: 416-867-9771	22 St. Clair Ave East 18th Floor Toronto, ON M4T 253	$8,394,000.00

Trapeze Capital Corp.	22 St. Clair Ave East 18th Floor Toronto, ON M4T 253 Attn: Randall Abramson Fax: 416-867-9771	22 St. Clair Ave East 18th Floor Toronto, ON M4T 253	$4,706,000.00

Wolverine Convertible Arbitrage Fund Trading Ltd.	c/o Wolverine Asset Management LLC 175 West Jackson, Suite 208 Chicago, IL 60604 Attn: Andrew Sujdak Fax: 312-884-3831	c/o Wolverine Asset Management LLC 175 West Jackson, Suite 208 Chicago, IL 60604	$1,094,000.00

Purchaser Name	Address	Registration	USD Amount of Series B Notes
GPC LX, LLC	c/o Wolverine Asset Management LLC 175 West Jackson, Suite 208 Chicago, IL 60604 Attn: Andrew Sujdak Fax: 312-884-3831	c/o Wolverine Asset Management LLC 175 West Jackson, Suite 208 Chicago, IL 60604	$121,000.00

UBS AG Canada Branch	161 Bay Street Suite 4100 Toronto, ON M5J 251 Canada Attn: Dave Hanslip Fax: 416-364-1221	161 Bay Street Suite 4100 Toronto, ON M5J 251Canada	$2,700,000.00

Small Ventures USA, LP	5161 San Felipe, Suite 320 Houston, TX 77056 Attn: William O. Perkins III Fax: 713-630-0791	5161 San Felipe, Suite 320 Houston, TX 77056	$500,000.00

Guy O. Dove III	P.O. Box 796 Middleburg, VA 20118 Fax: 540-687-6351	P.O. Box 796 Middleburg, VA 20118	$500,000.00

J. Scott Zimmerman	1550 Larimer Street, No. 265 Denver, CO 80202 Fax: 303-991-9773	1550 Larimer Street, No. 265 Denver, CO 80202	$30,000.00

Paul Wiesner	1998 Green Oake Drive Greenwood Village, CO 80121 Fax: 303-991-5075	1998 Green Oake Drive Greenwood Village, CO 80121	$20,000.00

Purchaser Name	Address	Registration	USD Amount of Series B Notes
Robert J. Clark	27250 Craig Lane Golden, CO 80401-9760 Fax: 303-626-8259	27250 Craig Lane Golden, CO 80401-9760	$50,000.00

David G. Wight	12130 Lilac Drive Anchorage, AK 99516	12130 Lilac Drive Anchorage, AK 99516	$30,000.00

Donald R. Martin	623 Tuscany Springs Blvd. NW Calgary, Alberta Canada T3L 242 Fax: 403-451-5075	623 Tuscany Springs Blvd. NW Calgary, Alberta Canada T3L 242	$15,000.00

SCHEDULE II

THE COMPANY’S WIRE INSTRUCTIONS

American National Bank
3033 East First Avenue
Denver, CO 80206
(303) 394-5307

ABA: 107001232

Account Name: Storm Cat Energy Corporation
Account Number: 70611319

II-1

SCHEDULE III

U.S. ACCREDITED INVESTOR CERTIFICATE

As required by U.S. state and federal securities laws, the following information must be obtained regarding the Purchaser’s accredited investor status under U.S. federal securities laws for all Purchasers, including those located in Canada.  All dollar amounts are referenced in U.S. dollars.

If the Purchaser is an individual, please answer the following items:

☐ True	☐ False	(1)	The Purchaser is a natural person whose net worth,(1) either individually or jointly with such Purchaser’s spouse, exceeds $1,000,000.

☐ True	☐ False	(2)

The Purchaser is a natural person who had individual income in excess of $200,000, or joint income with such Purchaser’s spouse in excess of $300,000, in each of 2003 and 2004 and reasonably expects to reach the same income level in 2005.(2)

☐ True	☐ False	(3)	The Purchaser is a director or executive officer of the Company.

If the Purchaser is an entity (not an individual), please check each applicable statement:

☐	(4)

The Purchaser is a bank as defined in Section 3(a)(2) of the Securities Act of 1933 (the “Securities Act”), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

☐	(5)	The Purchaser is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

☐	(6)	The Purchaser is an insurance company as defined in Section 2(13) of the Securities Act;

☐	(7)	The Purchaser is an investment company registered under the 1940 Act or a business development company as defined in Section 2(a)(48) of that Act;

(1)             The term “net worth” means the excess of total assets over total liabilities.  In calculating “net worth,” the Purchaser may include the estimated fair market value of the Purchaser’s principal residence as an asset.

(2)             In determining “income,” the Purchaser should (i) add to adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan to the extent vested and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income and (ii) subtract from adjusted gross income any unrealized capital gain.

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☐	(8)	The Purchaser is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	(9)

The Purchaser is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000;

☐	(10)

The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) if a self-directed plan, the investment decisions are made solely by persons that are accredited investors;

☐	(11)	The Purchaser is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐	(12)

The Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, a partnership, or a limited liability company, not formed for the specific purpose of acquiring the Notes or the Common Shares in the Company, with total assets in excess of $5,000,000;

☐	(13)

The Purchaser is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Notes or Common Shares in the Company, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Notes and Warrants of the Company;

☐	(14)

The Purchaser is an entity in which all of the equity owners qualify as an “accredited investor” under any of items (1) through (13) above. If the Purchaser qualifies under this “accredited investor” category only, list the equity owners of the Purchaser, their respective percentage interests in the Purchaser and the item number above under which each such equity owner qualifies as an “accredited investor” (including categories for individuals listed above) and include a completed copy of this Certificate for each such equity owner:

		(Continue on a separate piece of paper, if necessary.)

III-2

THE UNDERSIGNED ACKNOWLEDGES AND UNDERSTANDS THAT THE COMPANY IS RELYING ON HIS, HER OR ITS REPRESENTATIONS AND WARRANTIES SET FORTH ABOVE IN DETERMINING WHETHER PURCHASER WILL BE PERMITTED TO INVEST IN THE COMPANY PURSUANT TO THE AGREEMENT.

IN WITNESS WHEREOF, the undersigned has/have executed and made effective this U.S. Accredited Investor Certification on this                  day of                           , 2007.

ACCREDITED INVESTOR:

If an entity:

By:
Name:
Title:

If an individual or individuals:

(Signature)

(Print Name)

(Signature)

(Print Name)

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SCHEDULE IV

CANADIAN ACCREDITED INVESTOR CERTIFICATE

To:          Storm Cat Energy Corporation

The undersigned Purchaser is an “accredited investor”, as such term is defined in National Instrument 45-106 “Prospectus and Registration Exemptions” published by the Canadian Securities Administrators and adopted by the Commissions (“NI 45-106”) and, as at the time the subscription is accepted by the Issuer (“Closing”), the Purchaser will fall within one or more of the following categories (Please check one or more, as applicable)  All dollar amounts are referenced in Canadian dollars

(Note: Unless otherwise indicated, section references in this Appendix are references to sections of NI 45-106.  Upon the request of the Purchaser, the Issuer will provide the Purchaser with a copy of NI 45-106 as currently published by the Canadian Securities Administrators.)

☐	(a)	a Canadian financial institution, or a Schedule III bank,

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

☐	(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

☐	(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

☐	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of,

☐	(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

☐	(k)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current,

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

☐	(n)

an investment fund that distributes or has distributed its securities only to: (i) a person that is or was an accredited investor at the time of the distribution; (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds], or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment],

☐	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

☐	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

☐	(q)

a person acting on behalf of a fully managed account managed by that person, if that person: (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and (ii) in Ontario, is purchasing a security that is not a security of an investment fund,

☐	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

☐	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

☐	(v)

a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as: (i) an accredited investor; or (ii) an exempt purchaser in Alberta or British Columbia after NI 45-106 comes into force.

For the purposes hereof, the following definitions are included for convenience:

“affiliate” means an issuer connected with another issuer because

(a)	one of them is the subsidiary of the other, or

(b)	each of them is controlled by the same person or corporation;

“beneficial” or “beneficially”, when used to describe an ownership interest, includes

(a)	for the purposes of British Columbia law, when a person beneficially owns securities that are beneficially owned by

(i)	an issuer controlled by that person, or

(ii)	an affiliate of that person or an affiliate of an issuer controlled by that person;

“Canadian financial institution” means (a) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (b) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“control” occurs if, for the purposes of British Columbia law,

(i)	voting securities of a first party (person or corporation) are held, other than by way of security only, by or for the benefit of a second party (person or corporation), and

(ii)	the voting rights attached to those voting securities are entitled, if exercised, to elect a majority of the directors of the first party; and

“director” means, for the purpose of British Columbia law, a director of a corporation or an individual occupying or performing, with respect to a corporation or any other person, a similar position or similar functions;

“financial assets” means (a) cash, (b) securities, or (c) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

“local jurisdiction” means the jurisdiction in which the applicable securities regulatory authority is situate;

“mutual fund” includes an issuer of securities that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the securities;

“person” or “company” includes, for the purposes of British Columbia law, an individual, corporation, partnership, party, trust, fund, association and any other organized group of persons and the personal or other legal representative of a person to whom the context can apply according to law;

“regulator” means (a) the Executive Director, as defined under section 1 of the Securities Act (British Columbia), (b) the Executive Director, as defined under section 1 of the Securities Act (Alberta), and (c) such other person as is referred to in Appendix D of National Instrument 14-101 — Definitions;

“related liabilities” means (a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (b) liabilities that are secured by financial assets;

“securities legislation” means securities legislation as such term is defined in National Instrument 14-101 — Definitions;

“securities regulatory authority” means (a) the British Columbia Securities Commission, (b) the Alberta Securities Commission, and (c) in respect of any local jurisdiction other than British Columbia or Alberta means the securities commission or other regulatory authority listed in Appendix C of National Instrument 14-101 — Definitions;

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

“voting security” means any security which (a) is not a debt security, and (b) carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing; and

“$” means Canadian Dollars.

The foregoing representation, warranty and certificate is true an accurate as of the date of this certificate and will be true and accurate as of Closing.  If any such representation, warranty or certificate will not be true and accurate prior to Closing, the undersigned will give immediate written notice of such fact to the Issuer.

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Canadian Accredited Investor Certificate as of the          day of                         , 2007.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Tile of Person Signing

SCHEDULE V

PURCHASER’S CERTIFICATE REGARDING
PRESENT OWNERSHIP OF SECURITIES

(to be completed by each Purchaser)

To:          Storm Cat Energy Corporation

The Purchaser certifies that the information set out in this Certificate below accurately describers the Purchaser’s presentation ownership of securities of Storm Cat Energy Corporation.

The Purchaser either [check appropriate box]:

☐

owns directly or indirectly, or exercises control or direction over, no common shares in the capital stock of the Company or securities convertible into common shares in the capital stock of the Company; or

☐

owns directly or indirectly, or exercises control or direction over,                  common shares in the capital stock of the Company and convertible securities entitling the Purchaser to acquire an additional common shares in the capital stock of the Company.

Insider Status

The Purchaser either [check appropriate box]:

☐	is an “Insider” of the Company as defined in the Securities Act (Ontario)(1); or
☐	is not an Insider of the Company.

(1)             Under the Securities Act (Ontario) the term “insider” is defined to mean, if used in relation to the Storm Cat Energy Corporation (the “Company”): (a) a director or senior officer of the Company; (b) a director or senior officer of a person that is itself an insider or subsidiary of the Company, (c) a person that has: (i) direct or indirect beneficial ownership of, (ii) control or direction over, or (iii) a combination of direct or indirect beneficial ownership of and of control or direction over securities of the issuer carrying more than 10% of the voting rights attached to all the Company’s outstanding voting securities (excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution); or (d) the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities

V-1

EXECUTED by the Purchaser at                                        this          day of                     , 2007.

If a corporation, partnership or other entity:	If an individual:

Print Name of Purchaser	Print Name

Signature of Authorized Signatory	Signature

Name and Position of Authorized Signatory	Jurisdiction of Residence

Jurisdiction of Residence

V-2